================================================================================

                                 SCHEDULE 14A
                                  (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                  BARRISTER INFORMATION SYSTEMS CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                    BARRISTER INFORMATION SYSTEMS CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 16, 1999


The Annual Meeting of Stockholders of Barrister Information Systems Corporation (the "Company") will be held at the Buffalo and Erie County Public Library Auditorium, Clinton and Ellicott Streets, Buffalo, New York, on September 16, 1999 at 10:00 a.m., local time, for the following purposes:

         1. To elect four (4) Class II directors to hold office until the Year 2001 annual meeting and until their successors have been elected and qualified.

         2. To approve the issuance of 2,500,000 shares of Common Stock, $.24 par value per share, on conversion of the outstanding shares of Series E Preferred Stock of the Company which was issued as consideration for the purchase of the assets of Icon Technology LLC pursuant to an Asset Purchase Agreement dated January 15, 1999.

         3.       To approve the Company's 1999 Stock Incentive Plan.

         4. To ratify the appointment of KPMG LLP as the Company's independent auditors for the current fiscal year.

         5. To transact such other business as may properly come before the meeting.

The close of business on July 19, 1999 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting.

                                           By order of the Board of Directors,




                                           Mark C. Donadio
                                           Secretary
July 19, 1999

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                    BARRISTER INFORMATION SYSTEMS CORPORATION

                                 465 MAIN STREET
                             BUFFALO, NEW YORK 14203
                                 (716) 845-5010


                                 PROXY STATEMENT


                    ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                               SEPTEMBER 16, 1999


                                     GENERAL


This Proxy Statement and accompanying form of proxy have been mailed on or about August ___, 1999, to all holders of record on July 19, 1999 of Common Stock, par value $.24 per share ("Common Stock") and Series E Preferred Stock, par value $1.00 per share ("Series E Preferred Stock") of Barrister Information Systems Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on September 16, 1999 and at any adjournment or postponements thereof.

Shares represented by an effective proxy in the accompanying form, unless contrary instructions are specified in the proxy, will be voted FOR each of the proposals set forth in the accompanying Notice of Annual Meeting of Stockholders. Any proxy may be revoked at any time before it is voted. A shareholder may revoke his/her proxy by executing another proxy at a later date, by notifying the Secretary of the Company in writing of his/her revocation, or by attending and voting at the Annual Meeting. Revocation is effective only upon receipt of notice by the Secretary.

The Company will bear the cost of soliciting proxies by the Board of Directors. The Board of Directors may use the services of the Company's executive officers and certain directors to solicit proxies from stockholders in person and by mail, telegram and telephone, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. In addition, the Company will request brokers, nominees and others to forward proxy materials to their principals and to obtain authority to execute proxies. The Company will reimburse such brokers, nominees and others for their reasonable out-of-pocket and clerical expenses incurred by them in so doing.

The presence, in person or by properly executed proxy, of holders of a majority of outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. A stockholder who abstains from a vote on a particular matter by registering an abstention will be deemed present at the Annual Meeting for quorum purposes, but will not be deemed to have voted on such matter. Proxies relating to `street name" shares voted by brokers on a discretionary basis on certain proposals will be treated as present for quorum purposes on all proposals, but will not be entitled to vote on any proposal as to which the broker does not have discretionary voting power and has not received instructions from the beneficial owner ("broker non-votes").

The securities entitled to vote at the Annual Meeting are shares of Common Stock and Series E Preferred Stock, which vote together as a class on all matters presented to the stockholders. Each share of Common Stock is entitled to one vote. Each share of Preferred Stock is entitled to 1,000 votes. The close of business on July 19, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. At that date 9,132,886 shares of Common Stock and 2,500 shares of Series E Preferred Stock were outstanding.

                             PRINCIPAL STOCKHOLDERS

CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of June 4, 1999 with respect to the beneficial ownership of the Company's Common Stock by all persons or groups (as such terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to be beneficial owners of more than 5% of its outstanding Common Stock.

=====================================================================================================================

           NAME AND ADDRESS                            COMMON                                 PERCENT
                  OF                                    STOCK                                   OF
         BENEFICIAL OWNER(1)                                                              COMMON STOCK(2)

=====================================================================================================================
         Henry P. Semmelhack                          1,942,674    (3)                         20.83
        761 Willardshire Blvd.
        Orchard Park, NY 14127

----------------------------------------------------------------------------------------------------------------------

    First Carolina Investors, Inc.                    1,757,910                                19.43
   1130 East 3rd Street, Suite 410
         Charlotte, NC 28204

----------------------------------------------------------------------------------------------------------------------

            Jay S. Moeller                            1,168,121    (4)                         11.46
          55 Brompton Court
        Orchard Park, NY 14127

----------------------------------------------------------------------------------------------------------------------

           James D. Morgan                              977,959    (5)                         10.69
          34 Ironwood Court
        East Amherst, NY 14051

----------------------------------------------------------------------------------------------------------------------

         Richard E. McPherson                           953,888    (6)                         10.44
         304 Burroughs Drive
          Amherst, NY 14226

----------------------------------------------------------------------------------------------------------------------

           Thomas W. Jones                              918,539    (7)                          9.23
         520 Fairhills Drive
         San Rafael, CA 94901

======================================================================================================================

(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings with the Securities and Exchange Commission. Pursuant to Rule 13d-3 of the Regulations under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or to direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Except as otherwise indicated, the named person has sole voting and investment power with respect to the Common Stock set forth opposite his name. Percentages have been calculated on the basis of 9,047,500 shares of Common Stock outstanding, plus, as appropriate, shares deemed outstanding pursuant to Rule 13d-3(d)(1), including conversion of 2,500 shares of Series E Preferred Stock to 2,500,000 shares of Common Stock.

(2) The percent beneficially owned is equivalent to each person's or group's percentage of the aggregate number of votes attributable to outstanding Common Stock and outstanding Series E Preferred Stock.

(3) Includes 196,900 shares of Common Stock and Warrants to purchase 22,500 shares of Common Stock owned by Mr. Semmelhack's wife. Mr. Semmelhack disclaims beneficial ownership of such shares. Includes options to purchase 87,000 shares of Common Stock and Warrants to purchase 168,750 shares of Common Stock.

(4) Includes 1,142,000 shares of Common Stock issuable upon conversion of 1,142.5 shares of Series E Preferred Stock issued as consideration for the acquisition of the assets of Icon Technology LLC by the Company on January 15, 1999. This represents 45.7% of the outstanding class of Series E Preferred Stock.

(5) Includes 207 shares held in trust by Mr. Morgan for the benefit of his children. Mr. Morgan disclaims any beneficial ownership of such shares. Includes non-qualified options to purchase 10,000 shares of Common Stock and Warrants to purchase 90,000 shares of Common Stock.

(6)      Includes Warrants to purchase 90,000 shares of Common Stock.

(7) Includes 905,000 shares of Common Stock issuable upon conversion of 905 shares of Series E Preferred Stock issued as consideration for the acquisition of the assets of Icon Technology LLC by the Company on January 15, 1999. This represents 36.2% of the outstanding class of Series E Preferred Stock.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the beneficial ownership of Common Stock of the Company as of June 4, 1999 by each director and executive officer and by all directors and officers as a group.

NAME OF                                                   COMMON                   PERCENT OF
BENEFICIAL OWNER(1)                                       STOCK                   COMMON STOCK
-------------------                                       -----                   ------------
Henry P. Semmelhack                                     1,942,674   (2)                20.83
Jay S. Moeller                                          1,168,121   (3)                11.46
James D. Morgan                                           977,959   (4)                10.69
Richard E. McPherson                                      953,888   (5)                10.44
Richard P. Beyer                                          281,236   (6)                 3.08
Brent D. Baird                                              2,500                       0.03
Warren E. Emblidge, Jr.                                         0                       0.0
Franklyn S. Barry, Jr.                                          0                       0.0
All officers and directors
as a group (13 persons)                                 6,466,318   (7)                54.79

(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings with the Securities and Exchange Commission. Pursuant to Rule 13d-3 of the Regulations under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or to direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Except as otherwise indicated, the named person has sole voting and investment power with respect to the Common Stock set forth opposite his name. Percentages have been calculated on the basis of 9,047,500 shares of Common Stock shares outstanding, plus, as appropriate, shares deemed outstanding pursuant to Rule 13d-3(d)(1), including conversion of 2,500 shares of Series E Preferred Stock to 2,500,000 shares of Common Stock.

(2) Includes 196,000 shares of Common Stock and Warrants to purchase 22,500 shares of Common Stock owned by Mr. Semmelhack's wife. Mr. Semmelhack disclaims beneficial ownership of such shares. Includes options to purchase 87,000 shares of Common Stock and Warrants to purchase 168,750 shares of Common Stock.

(3) Includes 1,142,500 shares of Common Stock issuable upon conversion of 1,142.5 shares of Series E Preferred Stock. This represents 45.7% of the outstanding class of Series E Preferred Stock.

(4) Includes 207 shares held in trust by Mr. Morgan for the benefit of his children. Mr. Morgan disclaims any beneficial ownership of such shares held in trust. Includes non-qualified options to purchase 10,000 shares of Common Stock and Warrants to purchase 90,000 shares of Common Stock.

(5)       Includes Warrants to purchase 90,000 shares of Common Stock.

(6) Includes options to purchase 85,666 shares of Common Stock and Warrants to purchase 11,250 shares of Common Stock.

(7) Includes options to purchase 325,497 shares of Common Stock, Warrants to purchase 382,500 shares of Common Stock and 2,047,500 shares of Common Stock issuable upon conversion of 2,047.5 shares of Series E Preferred Stock.

                          INFORMATION ABOUT MANAGEMENT

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company held a total of 7 meetings during the fiscal year ended March 31, 1999. The Board of Directors has two committees: the Audit Committee and the Compensation Committee.

The Audit Committee consisted of directors Morgan, Barry, Baird and Emblidge and met one time during the fiscal year ended March 31, 1999. The Audit Committee's functions include recommending to the Board of Directors the engagement of the Company's independent certified public accountants, reviewing with such accountants the plan for and results of their auditing engagement and the independence of such accountants.

The Compensation Committee consisted of directors Barry, Morgan, Baird and Emblidge and met one time during the fiscal year ended March 31, 1999. The Compensation Committee reviews and makes recommendations with respect to compensation of officers and key employees, administers the Company's 1989 Stock Incentive Plan and will administer the Company's 1999 Stock Incentive Plan, if approved by the stockholders.

During the fiscal year ended March 31, 1999, no director attended fewer than 100% of the aggregate of all meetings of the Board of Directors and the committees, if any, on which the director served for the fiscal year, except that Mr. Page missed three meetings and Mr. Emblidge and Mr. McPherson attended all meetings except one.

                        COMPENSATION AND RELATED MATTERS

COMPENSATION OF DIRECTORS

Directors who are employees of the Company receive no additional compensation for service on the Board of Directors or its Committees. Directors who are not employees receive a $4,000 annual retainer, payable semiannually plus a fee of $500 for each Board and Committee meeting attended with a $500 maximum per day.

EXECUTIVE COMPENSATION

The following table sets forth all cash compensation paid to the Chief Executive Officer and any officer who received $100,000 compensation for services rendered to the Company in all capacities during the fiscal years ended March 31, 1999, 1998, and 1997.

                                            SUMMARY COMPENSATION TABLE

                                                                                Long Term Compensation
                                                                                ----------------------
                                      Annual Compensation                   Awards                   Payouts
                                      -------------------                   ------                   -------

                                                     Other                      Securities
Name and                                             Annual       Restricted    Underlying    LTIP       All Other
Principal                         Salary     Bonus   Compen-      Stock         Options/      Payouts    Compen-
Position                 Year      ($)        ($)    sation ($)   Award(s)($)   SARs (#)       ($)       sation
------------             ----      ---        ---    ----------   -----------   --------      -------    ---------

Henry P. Semmelhack      1999      155,871     -          -            -             -            -           -
Chief Executive          1998      138,659     -          -            -             -            -           -
Officer                  1997      105,019     -          -            -             -            -           -


Mark J. Phillips         1999       93,860  13,000        -            -             -            -           -
Vice President

David L. Blankenship     1999       97,700  15,000        -            -              50,000      -           -
Vice President

The amount reported in the compensation table above does not include expenditures made by the Company for an automobile and insurance benefits. These benefits did not exceed the lesser of $25,000 or 10% of the compensation reported in the table above. No other officer of the Company earned more than $100,000 during the fiscal years ended on March 31, 1999, March 31, 1998 and 1997.


                      STOCK OPTION GRANTS IN FISCAL 1999

                             Number of Shares       % of Total Options
                            Underlying Options        Granted to All         Exercise Price
    Executive Officer             Granted          Employees in 1998 (1)       Per Share          Expiration Date
    -----------------             -------          -----------------           ------------       ---------------
David L. Blankenship                 50,000(1)                   28.9%             1.25                   2/26/09



(1) Contingent upon closing business with specified companies at revenue levels of $5,000,000 by 2/26/00. One-third of the shares may be exercised upon the date of the removal of the contingency and the remaining two-thirds may be exercised in equal increments over a two year period after such date.


    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                            Number of Securities           Value of Unexercised
                                                           Underlying Unexercised          In-the-Money Options
                                                         Options/SARs at FY-End (#)            at FY-End ($)
                                                         --------------------------        --------------------
                        Shares Acquired      Value
Name                    on Exercise       Realized ($)   Exercisable   Unexercisable   Exercisable    Unexercisable
----                    ---------------   ------------   -----------   -------------   -----------    -------------
Henry P. Semmelhack            0               0           111,000          6,000        $104,888         $5,700

Mark J. Phillips               0               0            56,333         20,667         $47,125         $8,500

David L. Blankenship           0               0            23,332         76,668          $6,250         $5,000


CERTAIN TRANSACTIONS

On January 15, 1999, the Company acquired the assets of Icon Technology LLC ("Icon"), for 2,500 shares of Series E Preferred Stock convertible into 2,500,000 shares of Common Stock. Mr. Moeller was an executive officer, director and equity owner of Icon.

Prior to March 31, 1997, the Company had a term loan in the amount of $2,500,000 owing to BIS Partners, L.P. ("BIS Partners"), a limited partnership composed of private investors. The loan is secured by Company assets and receivables. Partners in BIS Partners include Messrs. Semmelhack, Beyer, McPherson and Morgan. On March 31, 1997, the Company renegotiated the terms of its loan with BIS Partners, L.P., extending the repayment schedule through the year 2004 and agreeing to an interest rate of prime plus 3.5%. In March, 1998, BIS Partners provided the Company an additional demand loan of $100,000 which bears interest at the prime rate plus 3.5% and expires March 31, 2002. In the fourth quarter of fiscal 1999, BIS Partners converted $233,000 of the term loan and all of the demand loan into 383,000 shares of Common Stock at $.87 per share, the fair market value at that time. On March 31, 1999 the balance of the term loan was $1,068,863.

In fiscal year 1999, the Company engaged Antenna Software, Inc., a New York City based software and Web site developer to perform services related to the Company's Web site and the Company's Web-based customer service management system. Total services were approximately $70,000. Peter Semmelhack, an officer, director and shareholder in Antenna Software, Inc, is a son of Company President Henry Semmelhack.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

TO ELECT FOUR (4) CLASS II DIRECTORS TO HOLD OFFICE UNTIL THE YEAR 2001 ANNUAL MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

TERM OF OFFICE

The Company's Certificate of Incorporation and By-Laws provide that the Company shall have not less than 6 and not more than 15 directors, and that the Board of Directors shall be divided into two classes, as nearly equal in number as possible (but with not less than three directors in each class or such lesser number as may be permitted by law), as determined by the Board of Directors; each year the directors in one class will be elected to serve terms of two years.

At the annual meeting of stockholders, in accordance with the Company's Certificate of Incorporation and By-laws, at least three persons are to be elected to the Board of Directors of the Company as Class II directors to hold office until the 2001 annual meeting of stockholders and until their successors are elected and qualified.

Four directors are proposed for election at the annual meeting, and it is intended that shares represented by properly executed proxies will be voted, in the absence of contrary instructions, in favor of the election of the following named nominees for Class II directors: Henry P. Semmelhack, James D. Morgan, Richard P. Beyer and Warren E. Emblidge, Jr. The nominations were approved by resolution of the Board of Directors dated June 29, 1999.

The persons named in the enclosed proxy intend to vote the shares represented by proxies for the Board of Directors nominees unless authority to vote for such persons is withheld. If any of those nominated should not continue to be available for election, it is intended that the shares represented by the proxies will be voted for such other person or persons as the Board shall designate. No circumstances are presently known which would render any nominee named herein unavailable for election.

NOMINEES FOR DIRECTOR TO HOLD OFFICE UNTIL 2001 (CLASS II)

Henry P. Semmelhack - Age 62                                Director since 1982

Mr. Semmelhack has served as the Company's Chairman of the Board of Directors, Chief Executive Officer and President since its incorporation in 1982. He was one of the founders of Comptek Research, Inc. ("Comptek"), a manufacturer and marketer of computer systems for the defense industry traded on the American Stock Exchange, and currently serves as a Director of Comptek. Previously he served as Comptek's Chairman of the Board, Chief Executive Officer and President. Mr. Semmelhack is also a Director of Merchants Group, Inc., a property and casualty insurance company traded on the American Stock Exchange ("Merchants Group").

James D. Morgan - Age 62                                    Director since 1982

Mr. Morgan is currently Vice President and Chief Scientist of Comptek. He served as Vice President of Product Engineering of the Company from 1982 to 1990. He was one of the founders of Comptek and currently serves as a Director of that company.

Richard P. Beyer - Age 52                                   Director since 1982

Mr. Beyer became Vice President Finance and Treasurer of the Company in 1982 following its incorporation. He previously was Vice President Finance and Treasurer of Comptek.

Warren E. Emblidge, Jr. - Age 55                            Director since 1993

Mr. Emblidge has been President of S.J. McCullagh, Inc., an importer, roaster and distributor of coffee and related products, from 1986 to present. From 1987 to 1988 he was Chairman of Joseph Malecki Corporation, a meat processor for the retail trade. Between 1989 - 1992, he was President and founder of Juiceables, Inc., a bag-in-box distributor and President and co-founder of GR8 Nutrition, Inc., a producer of specialty powdered foods for the geriatric and dental markets. Previously Mr. Emblidge served in various executive positions at Goldome

FSB/Buffalo Savings Bank, including Executive Vice President of Goldome Realty Credit Corporation, President of Goldome Corporation and Group Vice President of Buffalo Savings Bank.

CONTINUING DIRECTORS

Jay S. Moeller - Age 35                                     Director since 1999

Since 1997, Mr. Moeller was President of Icon Technology LLC, a software and consulting company which the Company purchased the assets of on January 15, 1999. Mr. Moeller was named President of the Company's Software Division on May 6, 1999. Previously, he was a Company Vice President since January 15, 1999. Mr. Moeller was appointed to the Board on April 19, 1999. Previous to 1997, Mr. Moeller was a Vice President of Metis/HTP, a software consulting company.

Franklyn S. Barry, Jr. - Age 59                             Director since 1991

Mr. Barry is President and Chief Executive Officer of Hemex, Inc., a privately owned developer and manufacturer of medical devices. He was President of Ingram Software Inc., a distributor of microcomputer software and supplies from 1985 to 1987, and a founder and Chief Executive Officer of its predecessor, Software Distribution Services, Inc. from 1983 to 1985. He has been a Director of Merchants Mutual Insurance Company, a property and casualty underwriter since 1981, and was a Director of Merchants Group, Inc. from 1986 to 1994.

Richard E. McPherson - Age 66                               Director since 1982

Mr. McPherson served as a Vice President of the Company since its incorporation in 1982 until 1995 when he retired. He was one of the founders of Comptek and served as Vice President of that company prior to April 1982.

Brent D. Baird - Age 60                                    Director since 1998

Mr. Baird is a private investor. He is Chairman of the Board of First Carolina Investors, Inc., a closed-end, non-diversified management investment company, which owns 19% of Barrister's Common Stock. Mr. Baird is also director of Exolon-ESK, Inc., Merchants Group, M&T Bank Corporation, Todd Shipyards Corporation and Oglebay Norton Company.

Mr. Baird resigned from the Board effective July 19, 1999 in order to devote more time to other business interests.

THE NOMINEES FOR DIRECTOR RECEIVING THE HIGHEST NUMBER OF VOTES OF THE HOLDERS OF COMMON STOCK AND SERIES E PREFERRED STOCK OF THE COMPANY VOTING AS A CLASS PRESENT OR REPRESENTED AT THE MEETING SHALL BE ELECTED DIRECTORS. A VOTE IN FAVOR OF THE COMPANY'S NOMINEES IS RECOMMENDED BY THE BOARD OF DIRECTORS.

                                 PROPOSAL NO. 2

TO APPROVE ISSUANCE OF 2,500,000 SHARES OF COMMON STOCK ON CONVERSION OF THE COMPANY'S OUTSTANDING SHARES OF SERIES E PREFERRED STOCK WHICH WAS ISSUED AS CONSIDERATION FOR THE PURCHASE OF THE ASSETS OF ICON TECHNOLOGY LLC PURSUANT TO AN ASSET PURCHASE AGREEMENT DATED JANUARY 15, 1999.

                                     SUMMARY

The following is a summary of certain summary information contained elsewhere in this Proxy Statement. The information contained in this summary is qualified in its entirety by and should be read in conjunction with more detailed information contained in this Proxy Statement.

THE COMPANY

The Company is engaged in the business of developing, marketing and licensing accounting and professional management software, primarily for the legal profession and in maintaining, repairing and servicing computer equipment for the general business market. During the fiscal year ended March 31, 1999 the Company had revenues of $14,994,000, operating profit of $188,000 and net income of $8,000. On June 30, 1999, the closing price of the common stock, par value $.24 per share (the "Common Stock") of the Company on the AMEX was $3.00 per share.

ICON TECHNOLOGY LLC

Icon was a private company engaged in the business of developing, marketing and licensing high end budget and executive information software to the legal and professional markets and in consulting on third party software products. During the fiscal year ended December 31, 1998, Icon had revenues of $1,086,000 operating earnings of $56,000 and net pre-tax earnings of $58,000. Icon's main product is LegalHouse, a sophisticated financial reporting and budgeting system for the large professional services firm. Icon also provides high level application development and software consulting for the general business market.

THE ICON MEMBERS

The Members interests in Icon were held by four individuals: Jay S. Moeller, who was President, Thomas Jones, who was Chief Technology Officer, Alan Lash and Stuart Guild (collectively, the "Icon Principals").

THE ACQUISITION

On January 15, 1999, the Company acquired the assets of Icon for consideration consisting of 2,500 shares of Series E Preferred Stock of the Company, which is convertible into 2,500,000 shares of Common Stock upon stockholder approval. Additionally, the Company entered into employment contacts with each of the Icon Principals as part of the acquisition. The Company is obligated to seek stockholder approval, as required by applicable rules of the American Stock Exchange ("AMEX"), to approve the conversion of the 2,500 shares of Series E Preferred Stock into 2,500,000 shares of Common Stock as a prerequisite to listing such Common Stock with the AMEX.

PURCHASE AGREEMENT

The terms and conditions of the acquisition of the assets of Icon by the Company are set forth in an Asset Purchase Agreement dated as of January 15, 1999, by and among the Company, Icon and the Icon Principals (the "Asset Purchase Agreement"), and certain exhibits and schedules to the Asset Purchase Agreement. The Asset Purchase Agreement is attached as Annex A to this Proxy Statement. The description in this Proxy Statement of the Asset Purchase Agreement, the acquisition and their terms and conditions is qualified in its entirety by reference to the Asset Purchase Agreement and the pertinent exhibits and schedules thereto, and is not, and does not purport to be complete, although all material elements of the Asset Purchase Agreement are described in this Proxy Statement.

REASONS FOR THE ACQUISITION

The Board of Directors believed that the Icon acquisition will further expand the Company's range of software products and will be a significant step toward the Company's goal of becoming a leading accounting and management software company for the legal and professional markets. The Board further anticipates that the acquisition will result in several important benefits to the Company, among which are: (i) making available to the

Company the extensive management experience and qualifications of the Icon Principals; (ii) increased revenues and profits; (iii) capturing cost savings, synergies and efficiencies primarily by creating cross-marketing opportunities with the respective customers of the Company and Icon; (iv) utilizing and growing Icon's already existing consulting business and experience; and (v) enhancing both companies' ability to pursue opportunities for growth.

LETTER OF FINANCIAL ADVISOR

Buffalo Ventures, Inc. ("BVI") delivered a written letter dated December 31, 1998 to the Board of Directors that, as of the date of such opinion, the consideration of stock to be paid by the Company pursuant to the Asset Purchase Agreement is reasonable from a financial point of view, to the Company.

ACCOUNTING TREATMENT

The acquisition was accounted for using the purchase method of accounting. Consequently, the assets and liabilities of Icon have been recorded at their estimated fair value, with any difference between the amount of such fair value and the purchase price being recorded as goodwill. The operating results of Icon have been included in the statement of operations from January 1, 1999.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors believes that the terms and conditions of the acquisition are in the best interests of the Company and the Board of Directors recommends that the Stockholders vote FOR approval of the issuance of 2,500,000 shares of Common Stock in exchange for the 2,500 shares of Series E Preferred Stock issued as consideration for the Icon acquisition.

VOTE REQUIRED FOR APPROVAL

Pursuant to the rules of the AMEX, an issuer must obtain stockholder approval as a prerequisite to the listing with the AMEX of any common stock issued as consideration pursuant to an acquisition of the assets of another company, where such issuance could result in an increase in outstanding common stock of 20% or more. The issuance of the 2,500,000 shares of Common Stock on conversion of the Series E Preferred Stock would represent an increase in outstanding common stock of 20% or more. Thus approval by the Company's Stockholders of the issuance is required. Such approval may be obtained by the affirmative vote of a majority of the votes cast on the proposal in person or by proxy.

Pursuant to the Asset Purchase Agreement, Icon and the Icon Principals received proxies from BIS Partners, L.P. and First Carolina Investors, representing 5,523,153 shares of Common Stock, agreeing to permit the Icon Principals to vote their shares in connection with the conversion of the 2,500 shares of Series E Preferred Stock to 2,500,000 shares of Common Stock.

For the reasons set forth in "The Acquisition - Reasons for the Acquisition", the Board believes that the acquisition is in the best interests of the Company and its Stockholders. The Board recommends that the Stockholders of the Company vote "FOR" the issuance of the 2,500,000 shares of Common Stock on conversion of the Series E Preferred Stock.

                                 THE ACQUISITION

The following summary of the acquisition is qualified in its entirety by reference to the provisions in the Asset Purchase Agreement which is included as Annex A to this Proxy Statement, although all material elements of the Asset Purchase Agreement are described in this Proxy Statement.

GENERAL DESCRIPTION OF THE ACQUISITION

Icon was a California limited liability corporation whose membership interests were, prior to the acquisition, owned by the Icon Principals. The Company acquired all of the assets of Icon (the "Acquisition") in return for 2,500 shares of Series E Preferred Stock (the "Acquisition Consideration").

As a result of the Acquisition, all of the Icon assets are owned by the Company.

BACKGROUND OF THE ACQUISITION

In July 1998, Henry P. Semmelhack, President and Chief Executive Officer of Company, was introduced to Jay Moeller, President of Icon. Mr. Semmelhack and Mr. Moeller discussed the possibility of a business transaction involving their respective businesses. The Company and Icon did not, at that meeting, discuss specific terms with regard to the potential acquisition of Icon's assets by the Company. Mr. Moeller, however, did express interest in continuing discussions and the parties agreed that Icon would provide to the Company financial, software product, and operations information.

After the meeting, Icon forwarded to the Company Icon's previous year financial history. After reviewing this information, Henry Semmelhack and Mr. Moeller had a telephone conversation to discuss various financial and operating information relative to each other's businesses, including the Company's and Icon's stockholders' equity, tangible versus intangible assets, goodwill, revenues, gross profit and pre-tax income, and potential benefits that could result from the merger of the two companies. No specific economic terms were discussed.

At a special Board meeting held on July 28, 1998, management of the Company advised the Board regarding the discussions with Icon and with another company, and management's analysis of the information regarding Icon that had been provided to the Company. The Board authorized management to continue discussions in respect of a business relationship with or potential acquisition of Icon.

Following the Board meeting of July 28, 1998, and in reliance upon the information provided by Icon, the Company contacted and met with BVI. The purpose of this meeting was to explore various strategic and transactional alternatives available to the Company should it decide to proceed with negotiations relating to a possible transaction with Icon.

The Company held meetings with BVI and the Company's outside counsel to receive their assistance in developing an acceptable acquisition structure and an initial acquisition proposal. During this time, and into early September, 1998, Mr. Semmelhack continued discussions with Mr. Moeller. At the regular Board meeting on September 3, 1998, management of the Company advised the Board of the structure of the potential acquisition that was taking place with Icon. Company management noted that the acquisition would require further study, analysis and due diligence. Company General Counsel Mark Donadio began having extensive discussions with Icon's counsel. Company's management traveled to Icon's offices in California to perform additional due diligence, including visiting Icon's offices, meeting and interviewing all Icon employees, meeting with clients, reviewing records and meeting with Icon's financial advisor. The Company prepared a draft non-binding Letter of Intent which the Board approved at a special meeting on September 16, 1998 including a preliminary offer of 2,500,000 shares of Common Stock to acquire Icon's assets. This preliminary offer, subject to resolution of certain tax and structuring issues, was received favorably by Icon. A non-binding letter of intent was executed by the Company and Icon.

During October 1998 and November 1998, the Company continued its review of Icon's financials and the Company and Icon completed their purchase price negotiations and agreed on the material terms of the Asset Purchase Agreement. In December 1998, the Company distributed the first draft of the Asset Purchase Agreement and Icon and its counsel responded with their comments to this initial draft. Over the next several weeks, the parties reached agreement on the definitive form of the Asset Purchase Agreement.

On January 6, 1999, BVI made a presentation to the Board and delivered a letter dated December 31, 1998 ("Letter of Financial Advisor"). In its presentation BVI reviewed historical and projected performance of Icon, explained the valuation procedures utilized in evaluating Icon and stated their preliminary assessment, subject to review of the execution version of the Asset Purchase Agreement, that the Acquisition Consideration offered to Icon was reasonable to the Company from a financial point of view.

On January 6, 1999, the Board met with Company management and BVI, reviewed the Letter of Financial Advisor and unanimously concluded that the Asset Purchase Agreement and the Acquisition were fair to and in the best interests of the Company and its Stockholders, approved the Asset Purchase Agreement and certain related matters, and resolved to recommend that the Stockholders of the Company approve the Acquisition and the stock issuances in connection therewith pursuant to the terms of the Asset Purchase Agreement.

On January 15, 1999 the Asset Purchase Agreement was executed by the Company and Icon, substantially in the form presented to the Board of Directors and the Acquisition was closed.

REASONS FOR THE ACQUISITION

The Board believed that the Acquisition would further expand the Company's range of software products and would be a significant step toward the Company's objective of becoming a leading software company for the legal market. In approving the Asset Purchase Agreement and the Acquisition and concluding that they were in the best interests of the Company and its stockholders, the Board considered the following material factors:

1. The Board considered that Icon's main product, LegalHouse, had a demonstrated ability to sell into the large law firm base, a market the Company believed represented good business opportunities.

2. The Board considered the competency and qualifications of the management of Icon. The Board believed that the competence and experience of Icon's management will provide the Company with the opportunity to expand Icon's business without exceeding the capacity of such management to handle such growth. On May 6, 1999, the Company announced that it had promoted Jay Moeller to President of the Company's entire Software Division.

3. The Board considered Icon's demonstrated experience in providing third party software consulting services, and that this represented an area of new growth for the Company.

4. The Board reviewed carefully the respective businesses, financial condition, results of operations and cash flows of each of the Company and Icon, both on a historical and on a prospective basis. The Board noted that Icon's historical financial performance has achieved consistent profitability and that Icon has the potential to increase sales in the future, both in its product offerings and consultant services, and the ability to attract new large law firms and professional accounts. Management of the Company therefore anticipated that the Acquisition would increase the Company's revenues and profitability.

5. The Board evaluated the demonstrated capability of Icon's management to leverage expertise in general software consulting by outsourcing its employee consultants and maintaining low overhead expenses in order to generate significant revenues.

6. The Board believed that valuable business synergies exist in bringing together the product offerings and management teams of Icon and the Company, primarily in cross-marketing opportunities to the respective customers of each of Icon and the Company, and in utilizing the Company's significant experience in marketing and sales into the legal market to expand Icon's business, particularly in the small and mid-sized legal market coupled with Icon's strength and potential in the large law firm market. Therefore the Board concluded that significant opportunities for growth exist in this business.

7. The Board considered the advice BVI delivered to the Board at its meeting on January 6, 1999 and BVI's letter dated December 31, 1998, both of which indicated that the Acquisition Consideration was reasonable to the Company from a financial point of view.

8. The Board believed that, considering the above factors, particularly the enhanced opportunities available to the Company and Icon to compete effectively in the legal marketplace as a consolidated entity, the Acquisition affords the Company's stockholders greater opportunity to realize appreciation in the value of their equity investment in the Company.

There can be no assurance, of course, that the benefits anticipated to result from the Acquisition will, in fact, be achieved.

In addition to the anticipated benefits of the Acquisition, the Board considered the following potential risks and disadvantages:

1. The Acquisition involves the combination of two companies that have operated independently. The successful development of the procedures and systems appropriate to integrate the Icon business with the operations of the Company poses management challenges, including the dedication of management resources which may temporarily detract from management's attention to the day to day business of the Company and Icon. There can be no assurance that such diversion of management resources will not adversely affect operations or that other material adverse effects will not result from such activities, nor can there be any assurance that future consolidated results will improve as a result of the Acquisition, or as to the timing or extent to which cost savings and efficiencies, if any, will be achieved.

2. Any substantial delay in or reduction of expected benefits from the Acquisition could adversely impact the value of the Company's Common Stock.

3. Following the Acquisition, the Icon Principals now own approximately 20% of the voting stock of the Company. As a result, the equity percentage of ownership of current stockholders will be reduced and, the Icon Principals will be able to exert influence over the outcome of corporate actions requiring stockholder approval.

4. The Company's future success depends to a significant extent on its management team. The President of Icon, Jay Moeller, is now the President of the Company's Software Division. The success of the Company's entire Software Division will now depend to a large extent on Mr. Moeller's leadership, initiatives, and management directives. Although the Company entered into a five year employment agreement with Jay Moeller, a four year employment agreement with Tom Jones and three year employment agreements with Alan Lash and Stuart Guild, the loss of the services of any of them, and especially Jay Moeller or Tom Jones could have a material adverse effect on the Company's business, financial condition and future prospects.

5. Future sales of the shares issued in the acquisition could adversely affect the market price of the Common Stock. Although the Icon Principals are each subject to limitations on resales of Common Stock received on conversion of the Series E Preferred Stock pursuant to the terms of the Asset Purchase Agreement and limitations imposed by the Securities Act of 1933, as amended (the "Securities Act"), there can be no assurance as to when, and how many of, such shares of Common Stock will be sold and the effect such sales may have on the market price of the Common Stock. Under the Asset Purchase Agreement, beginning one year after the Closing, so long as they are employed, the Icon Principals will be eligible to sell 10% of their shares, following two years, an additional 15% of their shares, following three years, an additional 20% of their shares, following four years, an additional 25% of their shares and following five years, an additional 30% of their shares, all subject to the manner of sale, volume, notice and information restrictions of Rule 144. See "The Asset Purchase Agreement". The Company has agreed to register the Icon shares on terms as favorable as those granted to any other holder of Common Stock. In the event of the resale of a substantial number of shares of Common Stock, or a perception that such sales could occur, there could be a material adverse effect on the prevailing market price of the Common Stock. In view of the nature and variety of factors considered in connection with its evaluation of the Acquisition, the Board did not find it practicable to quantify or otherwise assign specific weights to specific factors. Each anticipated benefit was deemed to support the conclusions of the Board, and the anticipated benefits, considered as a whole, were determined to outweigh the potential risks and disadvantages, considered as a whole.

LETTER OF FINANCIAL ADVISOR

On January 6, 1999 the Company's financial advisor, Buffalo Ventures, Inc. ("BVI"), delivered a letter dated December 31, 1998 to the Board of Directors that, as of the date of such letter, the Acquisition Consideration to be paid by the Company is reasonable to the company from a financial point of view.

In arriving at its opinion, BVI (i) reviewed the consideration to be paid by the Company in the Acquisition as set forth in the Asset Purchase Agreement, (ii) reviewed certain available audited and unaudited financial statements of the Company as well as certain other publicly available information of the Company as well as certain unaudited financial statements of Icon, (iii) reviewed certain internal information, primarily financial in nature, concerning the Company and Icon, prepared by their respective managements, (iv) discussed the past and current operations and financial condition and prospects of the Company with its senior management, (v) discussed the operations and financial condition and prospects of Icon with the senior management of Icon, (vi) reviewed forecast financial statements of the Company prepared and furnished by its senior management, (vii) reviewed forecast financial statements of Icon prepared and furnished by the senior management of Icon, (viii) reviewed publicly available information concerning the terms of selected merger and acquisition transactions that it considered relevant to its inquiry, (ix) considered the trading range of the Company's Common Stock and, (x) considered the pro forma financial effects of the Acquisition on the Company.

No limitations were placed by the Board or management of the Company with respect to the investigations made or the procedures followed by BVI. In connection with its review, BVI assumed and relied upon the accuracy and completeness of all financial and other information supplied to it by the Company and Icon, and all publicly available information, and did not independently verify such information. BVI also relied upon the managements of the Company and Icon as to the reasonableness and achievability of the forecast financial statements (and the assumptions and bases therein) provided to it for the Company and Icon, respectively, and it assumed that such projections were reasonably prepared on bases reflecting the best currently available estimates and judgments of management as to the future operating performance of each respective entity.

BVI was not requested to make, and did not make, an independent appraisal or evaluation of the assets, properties, facilities or liabilities of either the Company or Icon, and was not furnished with any such appraisals or evaluations.

The BVI opinion is necessarily based on stock prices and economic and other conditions and circumstances as existed or were in effect on, and the information made available to it as of, the date of the opinion. BVI expressed no opinion as to the value of the shares of Common Stock or as to the price or trading range at which the shares of Common Stock may trade following the Acquisition.

The following is a summary of the principal financial and valuation analyses performed by BVI in connection with the preparation of the BVI letter.

In performing its analysis, BVI examined the aggregate equity value of the outstanding common equity (defined as the number of outstanding shares times the assessed price per share of $1.00) (hereafter the "Equity Value"). As of the date of the BVI letter, the value of the consideration to be paid by the Company was estimated to be $2,500,000 based on a value of Company stock at the time of BVI's review of $1 per share.

CASH FLOW ANALYSIS

BVI performed a discounted cash flow analysis of Icon premised upon the assumptions summarized below. BVI also reviewed the impact of the projected Earnings Per Share ("EPS") on the common stock of the Company in determining the reasonableness of the consideration. Based on the information provided by Icon and the Company and the valuation methodologies discussed above, BVI determined it appears the consideration paid by the Company for the assets of Icon is reasonable from a financial point of view.

BVI reviewed limited historical financial information provided by Icon and projected financial results prepared by the Company and reviewed by the management of Icon. BVI relied on this information for all analyses performed and any valuation conclusions described herein. BVI has performed no due diligence on Icon or the Company and does not warrant the financial information provided by the Company and Icon is true or correct.

OTHER FACTORS

BVI, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, and secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. The Company selected BVI as its financial advisor because it has worked with the Company previously, knew the Company's business well and because BVI is a regionally recognized investment banking firm that has substantial experience in transactions similar to the Acquisition.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is a general summary of the material federal income tax consequences to the Company and its stockholders from the Acquisition. This summary does not discuss state or local taxation, or all aspects of federal taxation that may be relevant to the Acquisition.

As more fully discussed elsewhere, the Acquisition is being accomplished through the use of stock. There is no cash consideration. The depreciable tax basis of the acquired assets will remain unchanged. In addition, the issuance of stock will not impair or otherwise modify the amount or availability of the Company's existing net operating loss carryovers. The Acquisition was consummated on a tax free basis. As such the future amortization of goodwill will not create a tax deduction for the Company. There were no other material tax consequences to the Company from the transaction.

The Acquisition will not result in any independent federal income tax consequences to the stockholders of the Company.

ACCOUNTING TREATMENT

The Acquisition will be accounted for using the purchase method of accounting applied in accordance with generally accepted accounting principles. Consequently, the assets and liabilities of Icon have been recorded at their estimated fair value, with any difference between the amount of such fair value and the purchase price being recorded as goodwill. Goodwill will be amortized on the straight line method over a period of seven years. The operating results of the combined company will include the results of operations of that part of the combined company which is currently Icon from and after January 1, 1999.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTION

Jay Moeller, formerly President of Icon, after the January 15, 1999 transaction became a Vice President of the Company and was appointed by the Board of Directors as a Class I director to fill a vacancy on the Board until the Year 2000 Annual Meeting of Stockholders. On May 6, 1999, the Company announced that Mr. Moeller was appointed as President of the Company's Software Division.

Thomas Jones, formerly Chief Technology Officer of Icon, after the January 15, 1999 meeting became a Vice President of the Company.

Following the Acquisition, Mr. Moeller and Mr. Jones own approximately 18% of the voting stock of the Company (including Common Stock already owned and Series E Preferred Stock which votes with the Common Stock as a class). On approval of this proposal by the stockholders, the Series E Preferred Stock held by Messrs. Moeller and Jones will be converted into shares of Common Stock of the Company.

RECOMMENDATION OF BOARD OF DIRECTORS

The Board of the Company believes the Acquisition is in the best interests of the Company and its stockholders and recommends that the stockholders vote "FOR" approval of the issuance of Common Stock on conversion of the Series E Preferred Stock.

                          THE ASSET PURCHASE AGREEMENT

The following summary of the Asset Purchase Agreement is not complete and is qualified in its entirety by reference to the provisions in the Asset Purchase Agreement, which is included as Annex A hereto, although all material elements of the Asset Purchase Agreement are described in this Proxy Statement.

ACQUISITION CONSIDERATION

The consideration paid by the Company for all of the assets of Icon consists of 2,500 shares of Series E Preferred Stock convertible upon stockholder approval into 2,500,000 shares of Common Stock.

Upon issuance in accordance with the terms of the Asset Purchase Agreement, the 2,500,000 shares of Common Stock will be fully paid and non-assessable. Pursuant to the Asset Purchase Agreement, BIS Partners, L.P. and First Carolina Investors provided Icon and the Icon Principals with proxies representing 5,523,153 shares of Common Stock in favor of the conversion of the 2,500 shares of Series E Preferred Stock to 2,500,000 shares of Common Stock.

REPRESENTATIONS AND WARRANTIES

In the Asset Purchase Agreement, Icon and the Icon Principals made various representations and warranties relating to, among other things Icon's business and financial condition, Icon's requisite corporate (and/or other) authority to enter into and perform their obligations under the Asset Purchase Agreement, the absence of a breach or violation of or default under such parties' charter or bylaws or internal rules or regulations governing conduct of corporate or partnership (as the case may be) actions as a result of the consummation of the Acquisition, the accuracy of Icon's financial statements, tax returns and other filings with applicable taxing authorities, the satisfaction of certain legal requirements, including the receipt of all governmental, regulatory and other necessary consents or waivers for the Acquisition and the absence of certain changes in Icon's business, including the absence of undisclosed liabilities, and material litigation matters, employee benefit plans, material contracts, the nature of its transactions with affiliates and the condition and sufficiency of its assets. In addition, Icon and the Icon Principals made representations and warranties that each of the Sellers has good and marketable title to the Icon assets and interests free and clear of any liens, and that the transfer of such assets and interests in connection with the Acquisition will pass good and marketable title to such assets and interests, free and clear of any liens. The Company made representations and warranties relating to, among other things, the Company's requisite corporate authority to enter into and perform the obligations under the Asset Purchase Agreement, the absence of a breach or violation of or default under the Company's charter or bylaws, the accuracy of the Company's various filings with the SEC, and the satisfaction of certain legal requirements, including the receipt of all governmental, regulatory and other necessary consent or waivers for the Acquisition.

NO REGISTRATION RIGHTS RELATING TO THE COMPANY SECURITIES

The Asset Purchase Agreement does not grant to Icon and the Icon Principals the right to demand the registration under the Securities Act of the shares of Common Stock constituting the Acquisition Consideration. The Asset Purchase Agreement does grant Icon and Icon Principals "piggyback" registration rights with respect to future registrations by the Company.

INDEMNIFICATION

The Asset Purchase Agreement provides for various indemnification obligations of Icon and the Icon Principals and the Company. Pursuant to the Asset Purchase Agreement, the Icon Principals agree severally (to the extent of the consideration received by such Seller) to indemnify and hold harmless, subject to certain limitations, the Company from and against any and all losses, claims, damages, liabilities, costs and expenses (collectively, "Damages") suffered by them resulting from or in respect of any breach or default in the performance by Icon and the Icon Principals of their covenants and agreements in the Asset Purchase Agreement or any representation or warranty which survives the Closing; provided that, no Damages resulting from or arising out of a breach of certain representations set forth in the Asset Purchase Agreement will be deemed to have occurred unless and until all such Damages exceed an aggregate of $50,000. The maximum aggregate liability of Icon and the Icon Principals under the indemnification provisions of the Asset Purchase Agreement is the value of the Series E Preferred Shares (or the shares of Common Stock into which they have been converted) determined by reference to the average closing price of a share of Common Stock on AMEX during the five trading day period ending on the day prior to delivery of such shares, but in no event will the Icon Principals' indemnification obligation under the Asset Purchase Agreement exceed $2.5 million (which may be satisfied by the return of unsold shares of stock plus the proceeds from the sale of any sold shares).

EMPLOYMENT AGREEMENTS WITH ICON PRINCIPALS

In accordance with the terms and conditions of the Asset Purchase Agreement, the Company, upon consummation of the Acquisition, entered into employment agreements (the "Employment Agreements") with each of the Icon Principals. Pursuant to the Employment Agreements, Jay Moeller agreed to serve as Vice President (he has since been appointed by the Company and the Board as President of the Company's Software Division and has moved from California to Company headquarters in Buffalo.), Mr. Jones' will serve as Vice President and Mr. Lash and Mr. Guild will serve as employees. The Employment Agreements with Mr. Moeller is for a term of five years, expiring on the fifth anniversary of the Closing Date of the Acquisition, and provides for Mr. Moeller to receive an annual base salary of $155,000, plus incentive bonuses. Mr. Jones' Employment Agreement is for a term of four years, and provides for him to receive an annual base salary of $95,000, plus incentive bonus payments based on the achievement of certain levels of pre-tax profit. Mr. Lash and Mr. Guild have three year employment agreements.

In addition, the Employment Agreements contains standard confidentiality provisions requiring each Icon Principal to maintain the confidentiality of the proprietary information of the Company. Each agreement also contains standard non-compete and non-solicitation provisions which prevent them from competing with, or soliciting the employees, suppliers or customers of, the Company or its business for a period (the "Restricted Period") equal to the longer of five (5) years after the Effective Date or three (3) years following the actual date of termination of the Employment Agreement, but in no event not less than one (1) year after termination of employment should such termination occur at any time on or after five (5) years after the Effective Date. Each of the Employment Agreements provides for termination of employment thereunder in the event that the employee dies, or is ill or incapacitated for longer than six (6) months, or by the Company for "cause" upon written notice to the employee, which for purposes of the Employment Agreements, means: (A) any breach by the employee of any of the covenants relating to confidential information, company property, and non-competition, (B) material failure by the employee to fulfill his employment duties, or (C) other conduct of the employee involving any type of disloyalty to the Company or willful misconduct with respect to the Company, including without limitation fraud, embezzlement, theft or proven dishonesty in the course of his employment or conviction of a felony. In the case of termination for cause, the employee will only be entitled to receive upon such termination the accrued and unpaid (as of the date of such termination) portion of such employee's salary and benefits, and shall be entitled to no additional severance or other compensation.

                            ICON FINANCIAL STATEMENTS


Set forth below are the consolidated financial statements of Icon as of and for the years ended December 31, 1998 and 1997, together with Independent Auditors' Report.


                               ICON TECHNOLOGY LLC
                                 BALANCE SHEETS
                           December 31, 1998 and 1997
                                 (In thousands)


                                                                1998       1997
                                                                ----       ----
ASSETS
Cash                                                            $ 13       $  1
Accounts receivable                                               72         95
Prepaid expenses                                                   3        --
                                                                ----       ----
       Total current assets                                       88         96
                                                                ====       ====

Computer and other equipment                                      40        --
Less accumulated depreciation                                      8        --
                                                                ----       ----
       Net computer and other equipment                           32        --
                                                                ----       ----

Other assets                                                       2        --
                                                                ----       ----

Total assets                                                    $122       $ 96
                                                                ====       ====


LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts payable                                                $ 35       $ 96
Customer advances                                                 26        --
                                                                ----       ----
       Total current liabilities                                  61         96
                                                                ----       ----

Capital                                                            7          4
Accumulated earnings (deficit)                                    54         (4)
                                                                ----       ----
       Total shareholders' equity                                 61        --
                                                                ----       ----

Total liabilities and shareholders' equity                      $122       $ 96
                                                                ====       ====


See accompanying notes to financial statements.

                               ICON TECHNOLOGY LLC
                            STATEMENTS OF OPERATIONS
                                 (In thousands)

                                                         Year Ended December 31
                                                         ----------------------
                                                         1998            1997
                                                        -------         -------

Product Sales                                           $    60         $  --
Services                                                  1,026             866
                                                        -------         -------
  Total revenues                                          1,086             866
                                                        -------         -------

Cost of product sales                                        12            --
Cost of services                                          1,018             874
                                                        -------         -------
   Total expenses                                         1,030             874
                                                        -------         -------

Earnings (loss) from operations                              56              (8)

Interest income                                               2            --
                                                        -------         =======

Net earnings (loss)                                     $    58         $    (8)
                                                        =======         =======


See accompanying notes to financial statements.





                              ICON TECHNOLOGY LLC
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                                 (In thousands)


                                                        Members'    Accumulated
                                                        Capital    Earnings (Deficit)
                                                        -------    ------------------
Balance, January 1, 1997                                $     2         $     4

Net loss                                                                     (8)
Capital contributed                                           2
                                                        -------         -------

Balance, December 31, 1997                                    4              (4)

Net earnings                                                                 58
Capital contributed                                           3
                                                        -------         -------

Balance, December 31, 1998                              $     7         $    54
                                                        =======         =======


See accompanying notes to financial statements.

                               ICON TECHNOLOGY LLC
                            STATEMENTS OF CASH FLOWS
                                 (In thousands)

                                                                     Year Ended December 31
                                                                     ----------------------
                                                                         1998      1997
                                                                         ----      ----
Cash flows from operating activities:
       Net earnings (loss)                                               $ 58      $ (8)
       Adjustments to reconcile net earnings (loss) to net
          cash provided (used) by operating activities:
              Depreciation                                                  8       --
              Changes in current assets and liabilities:
                  Accounts receivable                                      23       (74)
                  Prepaid expenses                                         (3)      --
                  Accounts payable                                        (61)       76
                  Customer advances                                        26       --
                                                                         ----      ----
                    Net cash provided (used) by operating activities       51        (6)
                                                                         ----      ----

Cash flows from investing activities:
       Additions to computer and other equipment                          (40)      --
       Other                                                               (2)      --
                                                                         ----      ----
                    Net cash used by investing activities                 (42)      --
                                                                         ----      ----

Cash flows from financing activities:
       Proceeds from capital transactions                                   3         2
                                                                         ----      ----
                    Net cash provided by financing activities               3         2
                                                                         ----      ----

Net increase (decrease) in cash                                            12        (4)
Cash at beginning of year                                                   1         5
                                                                         ----      ----
Cash at end of year                                                      $ 13      $  1
                                                                         ====      ====





See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1998 and 1997

(1)      Summary of Significant Accounting Policies

         (a) Nature of Organization - Icon Technology LLC (the "Company") is a limited liability company that was engaged in the business of providing computer related consulting services primarily to the legal market. The Company is also a developer and seller of a software product called LegalHouse. A typical software transaction will consist of an initial license fee for the delivery of the software and separately priced fees for software conversion, installation, training and any customer programming.

         (b) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         (c) Revenue Recognition - Product sales consist of LegalHouse licensing fees. Software license revenue is recognized upon delivery of the software product to the customer, unless the Company has significant related obligations remaining or the probability of collection is in doubt. When obligations remain after delivery, revenue is recognized when such obligations are no longer significant.

                  Services revenues include consulting services and services associated with LegalHouse sales, such as system conversions, installation, training and custom programming. Service revenue, which is priced separately from the software license, is recognized as the service is provided.

                  The American Institute of Certified Public Accountants' Accounting Standards Executive Committee (AcSEC) has issued Statements of Position (SOP) 97-2 "Software Revenue Recognition" and 98-9 "Modification of SOP 97-2, Software Revenue Recognition, with Respect to Certain Transactions." The Company has adopted SOP 97-2 which specifies the accounting requirements for software revenue recognition, including the methods used to allocate revenues among elements (licensing, support, services, etc.) in a multiple-element software arrangement. The Company is presently reviewing the impact, if any, of SOP 98-9 on revenue recognition.

         (d) Equipment and Leasehold Improvements - Depreciation is recorded on the double-declining method based on the estimated useful lives of the assets. Computer and other equipment are depreciated over estimated useful lives of five years.

(2)      Cost of Services

         Included in the cost of services are payments to the owners of $614,000 and $570,000 for the years ended December 31, 1998, and 1997, respectively.

 (3)     Income Taxes

         The Company operated as a partnership in 1997 and as a limited liability company in 1998. The Company elected to be taxed as a partnership on the cash basis. Therefore no income taxes are included in the financial statements.

(4)      Lease Commitment

         The Company conducts its operations from a leased facility. The lease runs for a one year period beginning July 1, 1998, at a monthly cost of $1,644. It is expected that in the normal course of business, this lease will be renewed or replaced.

(5)      Major Customers

         Sales to the Company's largest customer accounted for 55% and 90% of total revenues for 1998 and 1997 respectively. Sales to another customer were 34% of total revenues for 1998, with no sales to this customer in 1997.

(6)      Subsequent Event

         On January 15, 1999, the Company exchanged substantially all its assets for 2,500 shares of preferred stock of Barrister Information Systems Corporation, which will be converted into 2,500,000 shares of common stock after shareholder approval at the next annual meeting. Barrister develops and licenses software for professional organizations and provides computer equipment maintenance services to its clients.

                          INDEPENDENT AUDITORS' REPORT

The Members of Icon Technology LLC:

We have audited the accompanying balance sheets of Icon Technology LLC as of December 31, 1998 and 1997, and the related statements of operations, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Icon Technology LLC as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

/s/  KPMG LLP
Buffalo, New York
March 12, 1999

                  ICON MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

Year ended December 31, 1998 as compared with year ended December 31, 1997.

SALES

Revenues for the year ended December 31, 1998, approximating $1,086,000 exceeded the 1997 revenues of $866,000 due to increased product sales and consulting revenues.

OPERATING INCOME

Operating income increased to $56,000 for 1998 as compared to ($8,000) for 1997. This increase was primarily attributed to product sales associated with licensing of LegalHouse and consulting revenues.

INCOME TAXES

Icon operated as a partnership in 1997 and as a limited liability company in 1998. Icon elected to be treated as a partnership on a cash basis. Accordingly, Icon did not provide for federal and state income taxes during the respective periods of 1998 and 1997.

LIQUIDITY

Icon's cash balances increased from $1,000 to $13,000 between December 31, 1997 and December 31, 1998. The principal source of cash in 1998 was $51,000 provided by operating activities and the principal use of cash was $40,000 for purchases of computer and other equipment. Icon's principal liquidity needs were the funding of accounts receivable and salaries and related employment expenses, which were funded out of operations.

                                BUSINESS OF ICON

HISTORY AND BUSINESS OF ICON

Icon was founded in 1997 as a partnership and engaged in the business of developing, marketing and licensing high end budget and executive information software to the legal and professional markets and in consulting on third party software products.

CUSTOMERS AND SALES. The market for Icon's consulting services is the general business market. The primary market for Icon's LegalHouse product is the large law firm and professional services company. In 1998, sales to Icon's largest customer totaled 55% as compared to 90% in 1997. At the time of the Acquisition, Icon employed ten consultants and software developers. These individuals were subsequently employed by the Company on a full time basis following the Acquisition.

COMPETITION. The software industry is very competitive. However, the Company's management believes that the Icon software product, LegalHouse, holds a unique position in being the only product to market of its type. While the Company believes that competitive products may be developed, LegalHouse should be able to command and maintain a market controlling influence. The primary customers of LegalHouse are presently the large law firm and large professional services firm.

PROPERTIES. At the time of the Acquisitions, Icon leased one principal facility as follows:

         LOCATION                           SQUARE FOOTAGE             PURPOSE
         San Rafael, California             1,500                      Office

The Company assumed this lease in connection with the Acquisition.

LEGAL PROCEEDINGS. At the time of the Acquisition, Icon was not involved in any pending legal proceedings.

                          COMPANY FINANCIAL STATEMENTS

The Company's audited financial statements and Management Discussion and Analysis for the year ended March 31, 1999, are contained in the Company's Annual Report to stockholders for the fiscal year ended March 31, 1999 which Annual Report is being provided to stockholders with this Proxy Statement and is incorporated by reference herein.

                         PRO FORMA FINANCIAL INFORMATION

The following Unaudited Pro Forma Condensed Consolidated Balance Sheet and the Unaudited Pro Forma Condensed Consolidated Statements of Operations give effect to the acquisition of Icon by the Company as if the acquisition, as further described below, had occurred on December 25, 1998, for purposes of the Unaudited Pro Forma Condensed Consolidated Balance Sheet, April 1, 1997, for purposes of the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended March 31, 1998, and April 1, 1998 for purposes of the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine month period ended December 25, 1998.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the financial position or future results of operations or results that might have been achieved if the foregoing transaction had been consummated as of the indicated dates. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the related notes thereto and the Company's historical financial statements incorporated by reference into this Proxy Statement from the Company's Annual Report to Stockholders for the year ended March 31, 1999, which Annual Report accompanies this Proxy Statement.

     The unaudited pro forma condensed consolidated financial statements, presented below, present the Acquisition based on a preliminary allocation of the purchase price. The Company has accounted for the Acquisition as a purchase, with the purchase price being determined by taking an average of the market price of the Company's common stock three days before and after the closing date of the Acquisition and then applying a discount based primarily on certain restrictions associated with the resale of the common shares. Assets acquired and liabilities assumed will be recorded at their estimated fair values at the date of acquisition. The excess of the purchase price over the fair value of tangible and intangible net assets acquired will be recorded as goodwill and amortized over a period of 7 years.

                    BARRISTER INFORMATION SYSTEMS CORPORATION
                             AND ICON TECHNOLOGY LLC
                               Unaudited Pro Forma
                 Condensed Consolidated Statements of Operations
                        For the Year Ended March 31, 1998
                      (In thousands, except per share data)


                                         Barrister
                                    Information Systems
                                    Corporation For        Icon Technology LLC                                Combined Unaudited
                                      the Year Ended       For the Year Ended  Unaudited Pro Forma     Note        Pro Forma
                                      March 31, 1998        December 31, 1997       Adjustments        Ref.      Statements
                                      --------------        -----------------       -----------        ---       ----------
Revenues:
       Product sales                  $        1,927           $            -        $            -                $       1,927
       Services                               15,138                      866                     -                       16,004
                                       -------------            -------------         -------------                -------------
              Total revenues                  17,065                      866                     -                       17,931
                                       -------------            -------------         -------------                -------------

Costs and expenses:
       Cost of product sales                     392                        -                                                392
       Cost of services                       11,657                      873                 (235)    (3)                12,295
                                       -------------            -------------         -------------                -------------
              Total cost of revenues          12,049                      873                 (235)                       12,687

       Selling, general and
          administrative expenses              4,023                        -                  209     (2)                 4,232
       Product development and
          engineering                            779                        -                                                779
                                       -------------            ------------          -------------                -------------
              Total costs and
               expenses                       16,851                      873                  (26)                       17,698
                                       -------------            -------------         -------------                -------------

Operating earnings (loss)                        214                       (7)                  26                           233

Interest expense                                 191                        -                                                191
                                       -------------            -------------         -------------                -------------

Net earnings (loss)                    $          23            $          (7)       $          26                 $          42
                                       =============            ==============       =============                 =============


Net earnings per common share:         $        0.00
                                       =============
       Basic                                                                                                      $         0.00
                                                                                                                  ==============

       Diluted                         $        0.00                                                              $         0.00
                                       =============                                                              ==============

Weighted average number of
common shares outstanding:

      Basic                                    8,207                                                   (1)                10,707
                                       =============                                                              ==============

      Diluted                                  8,478                                                                      10,978
                                       =============                                                              ==============

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

                    BARRISTER INFORMATION SYSTEMS CORPORATION
                             AND ICON TECHNOLOGY LLC
                               Unaudited Pro Forma
                 Condensed Consolidated Statements of Operations
                   For the Nine Months Ended December 25, 1998
                      (In thousands, except per share data)



                                            Barrister
                                       Information Systems
                                       Corporation For the    Icon Technology LLC
                                           Nine Months        For the Nine Months
                                              Ended                  Ended            Unaudited Pro     Note    Combined Unaudited
                                           December 25,          September 30,      Forma Adjustments   Ref.   Pro Forma Statements
                                               1998                     1998              -----------   ---        ----------------
                                               ----          ---------------
Revenues:
       Product sales                     $         1,576         $            30       $             -             $         1,606
       Services                                    9,594                     777                                            10,371
                                           -------------           -------------         -------------               -------------
              Total revenues                      11,170                     807                     -                      11,977
                                           -------------           -------------         -------------               -------------

Costs and expenses:
       Cost of product sales                         324                       6                                               330
       Cost of services                            7,407                     744                  (87)   (3)                 8,064
                                           -------------           -------------         -------------               -------------
              Total cost of revenues               7,731                     750                  (87)                       8,394

       Selling, general and
          administrative expenses                  2,625                       -                  157    (2)                 2,782
       Product development and
          engineering                                456                       -                                               456
                                           -------------           ------------          -------------               -------------
              Total costs and
               expenses                           10,812                     750                   70                       11,632
                                           -------------           -------------         ------------                -------------

Operating earnings                                   358                      57                  (70)                         345

Interest expense                                     146                       -                                               146
                                           -------------           ------------          -------------               -------------

Net earnings                             $           212         $            57       $          (70)             $           199
                                           =============           =============         =============               =============


Net earnings per common share:
       Basic                             $          0.03                                                          $           0.02
                                           =============                                                            ==============

       Diluted                           $          0.03                                                          $           0.02
                                           =============                                                            ==============

Weighted average number of
Common shares outstanding:
      Basic                                        8,224                                                 (1)                10,724
                                           =============                                                            ==============
      Diluted                                      8,445                                                                    10,945
                                           =============                                                            ==============


See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

                  BARRISTER INFORMATION SYSTEMS CORPORATION
                           AND ICON TECHNOLOGY LLC
                             Unaudited Pro Forma
                     Condensed Consolidated Balance Sheet
                                (In thousands)



                                        Barrister Information       Icon Technology
                                         Systems Corporation              LLC           Unaudited Pro             Combined Unaudited
                                            December 25,              September 30,         Forma        Note        Pro Forma
                                                1998                     1998            Adjustments     Ref.        Statements
                                                ----                     ----            -----------     ----        ----------

                  ASSETS

Cash                                          $         159            $         76      $         (8)   (5)           $        227
Accounts receivable                                   2,534                     111                                           2,645
Inventories                                           2,487                                                                   2,487
Prepaid expenses                                         27                                                                      27
                                              -------------            ------------      -------------                 ------------
  Total current assets                                5,207                     187                (8)                        5,386

Net equipment and leasehold
  improvements                                          384                      26                (9)   (5)                    401

Software production costs                               824                                       115    (7)                    939
Goodwill                                                  -                                     1,198    (6)                  1,198
Other assets                                            254                       2                                             256
                                              -------------            ------------      ------------                  ------------

  Total assets                                $       6,669            $        215      $      1,296                  $      8,180
                                              =============            ============      ============                  ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Note payable to bank                          $         245           $                  $                             $        245
Note payable to related party                           100                                                                     100
Current installments of long-term debt
                                                        222                                                                     222
Accounts payable                                        994                     154               107    (8)                  1,255
Accrued compensation and benefits                       641                                                                     641
Customer advances and unearned
  revenue                                               757                                                                     757
Other liabilities                                       146                                                                     146
                                              -------------            ------------       ------------                  -----------
  Total current liabilities                           3,105                     154               107                         3,366
                                              -------------            ------------       -----------                   -----------

Long-term debt, excluding current
  installments                                        1,355                                                                   1,355

Preferred stock                                           -                                     1,250    (4)                  1,250
Common stock                                          1,974                       7                (7)   (9)                  1,974
Additional paid-in capital                           21,567                                                                  21,567
Accumulated deficit                                 (21,332)                     54               (54)   (9)               ( 21,332)
                                              -------------            ------------       ------------                    --------
  Total shareholders' equity                          2,209                      61             1,189                  $      3,459
                                              -------------            ------------       -----------                  ------------
  Total liabilities and shareholders'equity   $       6,669           $         215      $      1,296                  $      8,180
                                              =============           =============      ============                  ============


See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

                    BARRISTER INFORMATION SYSTEMS CORPORATION

     Notes to Unaudited Pro Forma Condensed Consolidated Financial Statement

1. The accompanying pro forma condensed consolidated financial statements of Barrister Information Systems Corporation (the "Company") are presented to reflect the acquisition of Icon Technology LLC ("Icon"). On January 15, 1999, the Company acquired the assets of Icon in exchange for 2,500 shares of preferred stock which are convertible into 2,500,000 shares of common stock. The weighted average number of common shares outstanding used in the computation of the pro forma net earnings per common share assumes that the preferred stock has been converted. The unaudited pro forma condensed consolidated balance sheet as of December 25, 1998, gives effect to the acquisition as if it had occurred on December 25, 1998. The unaudited pro forma condensed consolidated statements of operations for the year ended March 31, 1998, and for the nine months ended December 25, 1998, give effect to the acquisition as if the transaction occurred on April 1, 1997, and April 1, 1998, respectively.

2. The acquisition is accounted for as a purchase. Accordingly, assets acquired and liabilities assumed are recorded at their estimated fair values at the date of acquisition. The pro forma financial statements reflect a preliminary allocation of the purchase price based on information presently available. The excess of the purchase price over the fair value of net assets acquired is recorded as goodwill and amortized over a period of 7 years. The pro forma adjustment represents amortization of certain intangible assets in connection with the acquisition as follows: a) the excess of the Icon purchase price over the fair market value of the net assets acquired totaling $1,198,000 and b) software capitalized at $115,000.

3. Represents compensation paid to Icon principals in excess of current compensation arrangements established with the Company.

4. Estimated value of the preferred shares issued in exchange for Icon's assets. The value was determined by taking an average of the market price of the Company's common stock three days before and after the January 15, 1999 acquisition date and then applying a discount based primarily on certain restrictions associated with the resale of the common shares.

5. Represents an adjustment to record assets at their estimated fair market value or assets retained by Icon on the date of acquisition.

6. Represents the excess of the Icon purchase price over the fair value of the net assets acquired. This intangible asset will be amortized using the straight-line method over a period of 7 years.

7. Estimated fair value of capitalized software which will be amortized over three years beginning January 1, 1999.

8. Legal and professional fees incurred in connection with the transaction.

9.       Reflects the elimination of Icon's shareholders' equity.


THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMBINED VOTING POWER OF COMMON STOCK AND SERIES E PREFERRED STOCK OF THE COMPANY VOTING AS A CLASS PRESENT OR REPRESENTED AT THE MEETING IS REQUIRED TO APPROVE THE ISSUANCE OF 2,500,000 SHARES OF COMMON STOCK ON CONVERSION OF THE COMPANY'S OUTSTANDING SHARES OF SERIES E PREFERRED STOCK WHICH WERE ISSUED AS CONSIDERATION FOR THE PURCHASE OF THE ASSETS OF ICON TECHNOLOGY LLC PURSUANT TO AN ASSET PURCHASE AGREEMENT DATED JANUARY 15, 1999. AN AFFIRMATIVE VOTE IS RECOMMENDED BY THE BOARD OF DIRECTORS.

                                 PROPOSAL NO. 3
                                   APPROVAL OF
                            1999 STOCK INCENTIVE PLAN

The Company's 1999 Stock Incentive Plan (the "Plan"), was approved by the Board of Directors on June 29, 1999 contingent upon approval by the stockholders.

To adequately accommodate the need of the Company to incentivize, attract and retain key employees, the directors have approved the Plan and recommend that the stockholders approve the Plan.

PURPOSE

The Plan is designed to help the Company in retaining and attracting personnel of outstanding competence by rewarding them for their achievements. The Plan also is intended to encourage a sense of proprietary interest by such personnel by providing them with a means to acquire, or increase an interest in the Company as a stockholder. The Plan also is intended to provide a means of compensating non-employee directors of the Company by compensation in a form other than cash. A copy of the Plan is set forth in Annex B and the following summary of its principal provisions is subject in all respects to the full text of the Plan.

TYPES AND NUMBER OF INCENTIVE AWARDS PERMITTED TO BE GRANTED UNDER THE PLAN

Under the Plan, the Company may grant stock options, including incentive stock options ("Incentive Stock Options") and non-qualified stock options ("Non-Qualified Stock Options") collectively, ("Options"), restricted stock ("Restricted Stock"), a stock bonus, a cash bonus for not more than the anticipated tax liability associated with the grant, exercise or vesting of an Option or share of Restricted Stock, or a loan for the purpose of exercising an option granted under the Plan or the payment of any taxes as aforesaid (any of the foregoing being an "Incentive Award"). Under the Plan, 600,000 shares of Common Stock are available for Incentive Awards, subject to adjustment on certain events. To the extent that shares of Common Stock subject to an outstanding Incentive Award are not delivered by reason of the expiration, termination, cancellation or forfeiture of such award, then such shares of Common Stock shall again be available under the Plan.

ADMINISTRATION OF THE PLAN

The Plan is administered by a Committee of the Board of Directors (the "Committee") consisting of not less than two directors who are "non-employee directors", within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee will determine the persons to be granted Incentive Awards, the number of shares of the Company's Common Stock relating to such Incentive Award and any other terms and conditions of an Incentive Award not otherwise specifically prescribed by the Plan.

The Board of Directors may add members to the Committee and will fill all vacancies. The Committee will select one of its members as chairperson, and will hold meetings at such times and places as it may determine. The acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, will be the valid acts of the Committee. The Committee shall determine those employees, officers and directors to be granted Incentive Awards and the number of shares of Common Stock and other terms and conditions relating to each such Incentive Award.

ELIGIBILITY

Key employees, officers and directors of the Company or any of its subsidiaries are eligible to receive Incentive Awards under the Plan (such persons being "Participants") except that non-employee directors are not eligible to be granted awards of Incentive Stock Options. A Participant may hold more than one Incentive Award subject to restrictions as set forth in the Plan or as may be provided in an Incentive Award granted pursuant to the Plan.

EXERCISE PRICE AND AMOUNT OF OPTIONS

Each Option granted under the Plan is, and will be, evidenced by an agreement in a form approved by the Committee. Each Option shall be identified in the agreement as either an Incentive Stock Option or as a Non-Qualified Stock Option.

     Each Incentive Stock Option will state the option price, which may not be less than 100% of the fair market value of the shares of Common Stock subject to such Option on the date such Option was granted; provided, however, that if such Option on the date such Option is granted to an optionee who then owns (within the meaning of the Internal Revenue Code of 1986, as amended ("the Code")) Common Stock possessing more than ten percent (10%) of the total combined voting power of the Company or of its subsidiaries or parent, the option price may not be less than 110% of the fair market value of the shares of Common Stock subject to such Option on the date such Option is granted. Subject to the foregoing, the Committee has full authority and discretion and will be fully protected in fixing the option price. Notwithstanding the foregoing, the aggregate fair market value (determined as of the time such Option is granted) of the Common Stock for which an employee may exercise Incentive Stock Options in any calendar year under all plans of the Company and its subsidiaries pursuant to which Incentive Stock Options have been awarded shall not exceed $100,000. Any Incentive Stock Options granted in excess of the aforesaid $100,000 aggregate fair market value limitation shall be deemed to be a Non-Qualified Stock Option. The option price is payable upon the exercise of the Option and may be paid in cash or by check, or, if so authorized upon the grant of the Options by delivering of shares of Common Stock, which, at the time of such payment have a fair market value equal to the option price of the shares to be acquired pursuant to such Option, or by any combination of the foregoing.

DURATION AND EXERCISE OF OPTIONS

Each Option is exercisable, either in whole or in part, at a date or during a period and for a number of shares as the Committee may determine. Any Option may be exercised in whole at any time or in part at any time, in accordance with certain restrictions described in the Plan and as determined by the Committee at the time the Option is granted, by giving written notice to the Company to that effect; provided, however, that the Committee may require that any Option granted is exercisable only after a minimum period from the date of such grant. Notwithstanding the foregoing, no Option will be exercisable more than ten years after its date of grant.

RESTRICTED STOCK

Each share of Restricted Stock granted under the Plan shall be in accordance with an agreement in a form approved by the Committee which shall state the date the Restricted Stock is issued and the date the grantee's ownership of the shares of Restricted Stock shall vest ("Vesting Date") subject to restrictions and conditions to such vesting determined by the Committee at the date of grant. Among other things, the Committee may require that the Participant or the Company achieve certain performance criteria as specified at the time of the grant of such shares or that the Participant remain in the Company's employ, subject to certain exceptions as stated in the Plan, at the Vesting Date. Any attempt by a Participant to transfer such shares prior to the Vesting Date will cause such Restricted Stock to be forfeited. Each share issued under the Plan will carry a restrictive legend and be held by a custodian designated by the Company who may be an officer or employee of the Company.

ADDITIONAL OPTIONS

In the case where payment of the exercise price of an Option with shares of Common Stock is approved, an additional number of Options of the same nature (I.E. Incentive Stock Options or Non-Qualified Stock Options) may be granted in an amount not exceeding the number of common shares surrendered in payment, which additional Options are exercisable at such price and such time and upon such terms as are established by the Committee and as otherwise in compliance with the Plan.

STOCK BONUS, BONUSES AND LOANS

The Plan also authorizes the Committee to grant a Stock Bonus under which a Participant may, subject to meeting of such conditions the Committee may determine, receive shares of Common Stock. A Participant may also be granted a right to receive a cash bonus, subject to the Plan, payable not later than 120 days after the last day of the calendar year for which the Participant may be required to recognize federal income tax in connection with the grant of Restricted Stock or Stock Bonus or the issuance or exercise of a Non-Qualified Stock Option; or a Participant may be granted a loan under the Plan for any of the foregoing purposes in such amounts and upon such terms, including interest and repayment, as the Committee may determine. The amount of any bonus or loan will in no event exceed the lesser of the Participant's estimated federal tax liability or the value of the Company's deduction for federal tax purposes, determined according to a formula as described in the Plan, accruing to the Company as a result of such grant, issuance or exercise.

     TERMINATION OF EMPLOYMENT

If a Participant resigns or his employment with the Company or any of its subsidiaries ceases for any reason other than death, retirement, disability or discharge without cause, the option period of any unexercised Option granted to such optionee thereupon will terminate.

If a Participant's employment ceases because of retirement, he may exercise such Option, if otherwise exercisable and to the extent then unexercised, within three months after such termination of employment.

If a Participant's employment ceases because of disability (within the meaning of the Code), he may exercise such Option, if otherwise exercisable and to the extent then unexercised, within one year after such termination of employment.

If a Participant's employment ceases because of death, or if he dies within three months after his employment terminates, his executors or administrators may exercise such Option, if otherwise exercisable and to the extent then unexercised, within six months after such death.

If a Participant's employment ceases because of discharge without cause, as defined in the Plan, he may exercise such Option, if otherwise exercisable and to the extent then unexercised, within three months after such termination of employment.

Any right of a Participant to exercise unexpired, exercisable Options upon termination of employment or within a specified period thereafter as set forth above shall be subject to the requirement that the Participant shall have been employed by the Company for a period of two years immediately preceding such termination in the case of Incentive Stock Options or, in the case of Non-Qualified Stock Options for such period as the Committee may have specified. In the case of a Non-Qualified Stock Option, the Committee may provide for survival of such Options beyond any of the periods as described above.

Any Options that are not otherwise exercisable at the time of termination of employment shall terminate at such time.

If a Participant's employment ceases for any reason other than by Participant's voluntary quit or resignation prior to the vesting of shares of Restricted Stock granted to such Participant, such Restricted Stock will, if not previously cancelled or forfeited pursuant to the Plan, vest in such proportion, including zero proportion, as the Committee has determined at the time of grant based on the circumstances of termination and achievement of any conditions related to the vesting of such Restricted Stock. In the case of a Participant's termination for cause as defined in the Plan, voluntary quit or resignation, all shares of Restricted Stock not then vested are forfeited.

ASSIGNABILITY OF OPTIONS

During the lifetime of the Participant, an Option may be exercised only by him and no other person may acquire the rights therein. No Option is transferable by the Optionee otherwise than by will or the laws of descent and distribution.

LIMITATION ON TRANSFER OF CERTAIN SHARES

Any shares of Common Stock received under the plan by persons subject to Section 16(b) of the Securities Exchange Act of 1934 may not be sold or transferred for a period of six months from the date of grant of the respective Option in the case of Option Shares, or six months from the date of grant or award in the case of Restricted Stock and Stock Bonuses.

AMENDMENT AND TERMINATION OF THE PLAN

Insofar as permitted by law, the Committee may, with respect to shares of Common Stock at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever (except that, without approval of the stockholders of the Company, no such revision or amendment to the Plan shall increase the number of shares of Common Stock that may be issued under the Plan otherwise than in connection with certain corporate changes as defined in the Plan, or materially increase the benefits accruing to holders of Incentive Awards granted pursuant to the Plan or materially modify the requirements for eligibility for participation in the Plan) or remove the administration of the Plan from the Committee. No revision or amendment shall adversely affect any Incentive Award previously granted. No grants will be made under the Plan after December 31, 2008.

ADJUSTMENTS UPON CHANGES IN COMMON STOCK

Subject to any required action by the Company's stockholders, the aggregate number of shares of Common Stock for which Options, Restricted Stock and stock bonuses that may be granted under the Plan and the number of shares of Common Stock may be covered by each outstanding Incentive Award, and the price per share thereof as provided in each such Incentive Award, will be proportionately adjusted for any increase or decrease in the Common Stock issued and outstanding, including treasury shares, resulting from a consolidation or subdivision of shares or payment of a stock dividend (but only on the shares of Common Stock) or a stock split, recapitalization, merger, combination or exchange of shares or similar corporate change. Any such adjustment shall also include an adjustment in the number of shares of Common Stock subject to an Option. In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value, the shares resulting from any such change will be deemed to be the Common Stock within the meaning of the Plan.

MERGER, CONSOLIDATION OR CHANGE IN CONTROL

Subject to any required action by the Company's stockholders, if the Company is the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation) each outstanding Option will pertain to the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation. A dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, or a merger or consolidation in which the Company is not the surviving corporation may result, at the election of the Committee, in the cancellation, prior to such event, of each Option then outstanding. In the event of such cancellation the holder of such Option or Award shall receive an amount in cash equal to the excess of the value, as determined by the Committee, of the property received by a holder of a share of Common Stock as a result of such event over the exercise price of such option. Alternatively, the Committee may provide for the exchange of each such Option then outstanding prior to such event for an Option on some or all of the property for which such Option could if fully exercisable be exchanged and, incident thereto, make an equitable adjustment in the exercise price of the Option or the number of shares or amount of property subject to the Option, as determined by the Committee. In the event of any other change in the capitalization of the Company or other corporate change as specified in the Plan, the Committee may make adjustments in the number of shares subject to Options outstanding on the date in which such change occurs and in the per share exercise price of each such Option as is considered by the Committee appropriate to prevent dilution or enlargement of rights.

FEDERAL INCOME TAX CONSEQUENCES

INCENTIVE STOCK OPTIONS

No tax consequences result to the Participant or the Company from the grant or the exercise of an Incentive Stock Option (except for application of the alternative minimum tax on exercise). Instead, the Participant recognizes gain or loss when the shares acquired by exercising the Incentive Stock Option are sold. For purposes of determining any gain or loss, the Participant's basis in the shares is the option price. If the date of sale is at least two years after the date of the grant of the Incentive Stock Option and at least one year after acquiring the shares by exercising the Incentive Stock Option, the Participant will realize long-term capital gain or loss.

Generally, the Company is not allowed a deduction with respect to an Incentive Stock Option. However, if a Participant fails to meet the holding period requirements, any gain realized by the Participant upon selling the shares acquired by exercising an Incentive Stock Option is treated as ordinary income rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on the sale) over the option price. In that case, the Company is allowed a corresponding deduction.

NON-QUALIFIED STOCK OPTIONS

A Participant does not recognize income and the Company does not receive a deduction at the time a Non-Qualified Stock Option is granted.

     Except as described in the following paragraph, a Participant exercising a Non-Qualified Stock Option recognizes ordinary income and the Company is entitled to a deduction equal to the excess of the fair market value of the stock purchased (determined at the time of exercise) over the amount paid for the stock.

Generally, a Participant selling shares acquired by exercising a Non-Qualified Stock Option, recognizes capital gain or loss (assuming the shares are held as a capital asset). The amount of gain or loss is the difference between the amount realized upon the sale and the sum of the option price and the amount of ordinary income recognized in connection with exercising the Non-Qualified Stock Option. If the shares are held for more than a year any gain or loss is long-term capital gain or loss.

EFFECT OF PAYMENT OF EXERCISE PRICE OF OPTIONS BY DELIVERY OF SHARES

Generally, payment for shares acquired by exercising an option with other shares of stock of the Company owned by the Participant constitutes a tax-free exchange which does not result in recognition of income. The receipt of additional shares requires recognition of ordinary income in an amount equal to the value of such additional shares. The holding period of the newly-acquired shares includes the holding period of the exchanged shares (assuming the shares surrendered were held as capital assets on the date of the exchange), and the tax basis of the shares acquired by the Participant is the tax basis of the shares surrendered. The tax basis of any additional shares is equal to the amount of ordinary income recognized by the Participant under the Code, and the holding period of these shares begin on the date of transfer.

RESTRICTED STOCK
----------------

Unless an election is made as described below, a Participant who receives a Restricted Stock Award will recognize income, taxable as ordinary income for federal income tax purposes, at the time the restrictions on the awarded shares lapse, in an amount equal to the fair market value of the stock at such time. The Company will be entitled to a federal income tax deduction in the year in which the restrictions lapse in an amount equal to the taxable income recognized by the Participant.

Under Section 83 of the Code, a Participant may elect within 30 days after the date of the Award of Restricted Stock to include in the Participant's taxable income an amount equal to the fair market value of the Restricted Stock (without regard to the restrictions) at the time of the transfer. No additional taxable income will be recognized to the Participant at the time the restrictions lapse. The Company will be entitled to a federal income tax deduction in an amount equal to the taxable income recognized by the Participant, in the same taxable year.

Unless the election has been made, dividends received during the period prior to the end of the restriction must be treated by the employee and the Company as additional compensation (and not dividend income) received from the Company. Upon subsequent sale or exchange of Restricted Stock, the recipient will realize as capital gain the amount by which the exchange or sale price for such shares exceeds the fair market value of the shares on the date of the lapse of all restrictions on their transfer (or the date of grant if a Section 83 election has been made). Whether such capital gains (or losses) will be treated as "long-term capital gains" (or "long-term capital losses") will depend on the length of time the shares are considered to have been held by the recipient. The holding period begins just after all restrictions lapse, except in the case of a recipient who has made a Section 83 election, for whom the holding period begins just after the date the stock is transferred. The minimum ownership period for long-term capital gain or loss treatment is twelve months.

STOCK BONUS
-----------

A participant receiving a Stock Bonus will recognize income, taxable as ordinary income for federal income tax purposes, at the time the bonus stock is awarded in an amount equal to the then fair market value of such stock.
This amount is deductible by the Company as compensation expense.

The foregoing constitutes a brief summary of the applicable federal income tax laws and should not be relied upon as being a complete statement of the federal income tax aspects of the Plan.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE COMBINED VOTING POWER OF COMMON STOCK AND SERIES E PREFERRED STOCK VOTING AS A CLASS PRESENT OR REPRESENTED AT THE MEETING IS REQUIRED TO APPROVE THE 1999 INCENTIVE STOCK OPTION PLAN. AN AFFIRMATIVE VOTE IS RECOMMENDED BY MANAGEMENT.

                                 PROPOSAL NO. 4

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

Subject to approval of the stockholders, the Board of Directors, upon the recommendation of the Audit Committee, has selected KPMG Peat Marwick LLP ("Peat Marwick"), independent public accountants, to audit the financial statements of the Company for the fiscal year ending March 31, 2000. Peat Marwick has audited the Company's financial statements for each of the Company's fiscal years since the Company's formation in 1982. One or more representatives of Peat Marwick will be present at the Annual Meeting and will have the opportunity to make a statement and/or respond to appropriate questions that may be raised by stockholders.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMBINED VOTING POWER OF COMMON STOCK AND SERIES E PREFERRED STOCK OF THE COMPANY VOTING AS A CLASS PRESENT OR REPRESENTED AT THE MEETING IS REQUIRED TO APPROVE THE RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS. AN AFFIRMATIVE VOTE IS RECOMMENDED BY MANAGEMENT.

                                OTHER INFORMATION

DIRECTORS AND OFFICERS LIABILITY INSURANCE

The Company, pursuant to its by-laws, indemnifies its directors and officers as permitted by law in connection with proceedings which might be instituted against them by reason of their service for or on behalf of the Company. The Company has purchased directors' and officers' liability insurance which provides insurance and indemnification for the Company and its directors and officers. Coverage is provided by the Reliance Insurance Company of Philadelphia, Pennsylvania, and expires August 1, 1999. It is anticipated that the Company will seek to renew coverage for directors' and officers' liability insurance.

STOCKHOLDERS' PROPOSALS FOR FISCAL 2000 ANNUAL MEETING

Stockholders may submit proposals appropriate for shareholder action at the Company's Annual Meeting consistent with regulations adopted by the Securities and Exchange Commission. For such proposals to be considered for inclusion in the proxy statement and formal proxy for the 2000 Annual Meeting, they must be received by the Company no later than February 22, 2000. Proposals should be directed to Mark C. Donadio, Vice President and Secretary, Barrister Information Systems Corporation, 465 Main Street, Suite 700, Buffalo, New York 14203.

OTHER BUSINESS

As of the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Annual Meeting is that hereinabove set forth. If any other matter or matters are properly brought before the Annual Meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                           INCORPORATION BY REFERENCE

The SEC allows the Company to "incorporate by reference" information into this Proxy Statement, which means that the Company can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information contained directly in this Proxy Statement. This Proxy Statement incorporates by reference the Company's Annual Report to Stockholders for the fiscal year ended March 31, 1999, which Annual Report is being provided to you with this Proxy Statement.

A COPY OF THE COMPANY'S FISCAL 1999 ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K WILL BE AVAILABLE AFTER JUNE 29, 1999 AND PROVIDED WITHOUT CHARGE TO STOCKHOLDERS UPON WRITTEN REQUEST DIRECTED TO THE SECRETARY, BARRISTER INFORMATION SYSTEMS CORPORATION, 465 MAIN STREET, SUITE 700, BUFFALO, NEW YORK 14203.



                        By the Order of the Board of Directors,



                        Mark C. Donadio
                        Vice President and Secretary

Dated:   July 19, 1999

                            ASSET PURCHASE AGREEMENT


         THIS AGREEMENT, dated as of January 15, 1999, is by and among Barrister Information Systems Corporation, a Delaware corporation with its principal place of business at 465 Main Street, Buffalo, New York 14203 ("Purchaser"), and Icon Technology LLC, a California limited liability company with its principal place of business at 4340 Redwood Highway #D320, San Rafael, California 94903 ("Seller"), and Jay Moeller, Tom Jones, Alan Lash and Stuart Guild (together, the "Principals").

         WHEREAS, Seller is engaged in the business of consulting and in designing, engineering, writing and distributing computer software including source code and object code (collectively the "Seller's Business"); and

         WHEREAS, a portion of Seller's Business is certain consulting activities and the production and distribution of LegalHouse software, source code, object code and related software, software services and support products (the "LegalHouse Business"); and

         WHEREAS, Purchaser desires to acquire from Seller and Seller desires to transfer to Purchaser substantially all of the assets used by Seller in the operation of the LegalHouse Business upon the terms and conditions contained in this Agreement;

         NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties hereto agree as follows:

         1. Defined Terms. In this Agreement, capitalized terms shall have the following meanings:

                  (a) "Shares" shall mean the shares of Series E Preferred Stock of Purchaser, convertible into Common Stock, to be paid as the Purchase Price (including shares of Common Stock issued upon conversion thereof).

                  (b) "Books and Records" shall mean each copy of any book, computer disk, document, file, list, magnetic tape, record and other tangible item relating to the LegalHouse Business or customers or suppliers of, or any other Person having contracts or other business relationships with, Seller that relate, directly or indirectly, to the LegalHouse Business including, but not limited to, license labels, programmer reference material and programmer notebooks, machine readable copies of all support materials such as datasheets, contracts, pricing information, marketing materials, presentations, marketing plans, internet and intranet documents, advertising, trade show support materials and news releases but excluding any physical media containing the source code relating to the Products.

                  (c) "Customer Contracts" shall mean each contract, whether oral or written, between Seller and any other Person pursuant to which such Person has agreed to purchase or license Products, or be supplied with services relating to the LegalHouse Business and which is listed on Schedule 1(c) hereto.

                  (d) "Effective Date" or "Closing Date" shall mean the date of the Closing.

                  (e) "Encumbrances" shall mean any claim, lien, pledge, option, charge, easement, security interest, right-of-way, encumbrance or other right of any Person.

                  (f) "Goodwill" shall mean the goodwill of Seller relating to the LegalHouse Business.

                  (g) "Governmental Authority" shall mean any federal, state, local or foreign government, or any political subdivision of any of the foregoing, or any court, agency or other entity, body, organization or group, exercising any executive, legislative, judicial, quasi-judicial, regulatory or administrative function of government or any supernational body (including the European Union).

                  (h) "Intellectual Property Rights" shall mean each copyright, patent, service mark, brand name, trademark, trade secret and other intellectual property right used by Seller to publish and distribute, or otherwise used in, the Products or other aspects of the LegalHouse Business as of the date of this Agreement.

                  (i) "Assumed Liabilities" shall mean the liabilities of Seller assumed by Purchaser, not otherwise excluded in this Agreement, consisting of (i) those liabilities incurred by Seller in the normal course of business at or prior to the Closing (including trade payables, accrued compensation (including liabilities related to the assets described in clause (xi) of Section 1(o)), (ii) future lease payments on Seller's lease of premises at 4340 Redwood Highway #D320, San Rafael, California and (iii) those additional liabilities of Seller set forth on Schedule 1(i).

                  (j) "Licensed Property" shall mean each copyright, patent, service mark, brand name, trademark, trade secret and other intellectual property right used by Seller in conjunction with the Products or the LegalHouse Business.

                  (k) "Permits" shall mean each authorization, approval, consent, license and permit of Seller that relates to the LegalHouse Business, if any.

                  (l) "Person" shall mean any corporation, Governmental Authority, individual, limited liability company, partnership, trust or other entity.

                  (m) "Products" shall mean the source code, object code and various software and materials described as follows:

                           (i) all LegalHouse software, source code and object code;

                           (ii)     all LegalHouse system setup and
                                    configuration software, source code and
                                    object code;

                           (iii)) all tools, utilities, companion products, documentation and sales materials related to or used with all of the items above.

                  (n) "Purchase Price" shall mean (ii) 2,500 shares of Purchaser's Series E Preferred Stock (convertible into 2,500,000 shares of Purchaser's Common Stock as further set forth in the Certificate of Designation attached hereto as Exhibit A (the "Series E Certificate of Designation").

                  (o) "Purchased Assets" shall mean all right, title and interest of Seller in and to the following:

                                    (i)     the Books and Records;

                                    (ii)    the Customer Contracts;

                                    (iii)   the Consulting Contracts, except as
                                            limited herein;

                                    (iv)    the Goodwill;

                                    (v)     the Intellectual Property Rights;

                                    (vi)    the Products;

                                    (vii)   the Tangible Personal Property;

                                    (viii)  the Permits;

                                    (ix)    accounts and notes receivable;

                                    (x)     cash in excess of $10,000.00, if
                                            any:

                                    (xi)    all unbilled revenue including
                                            unbilled work in progress and
                                            unbilled LegalHouse product sales;
                                            and

                                    (xii)   all claims and causes of action
                                            (except those arising out of this
                                            Agreement and the transactions
                                            related thereto).

                  (p) "Purchaser Related Agreements" shall mean each agreement, instrument and other writing listed in Section 10 or 11 of this Agreement, or otherwise contemplated by this Agreement, to be executed by Purchaser.

                  (q) "Series E Preferred Stock" shall mean the Series E Preferred Stock of Purchaser having the rights, preferences and privileges set forth in the Series E Certificate of Designation.

                  (r) "Consulting Contracts" shall mean the agreements with customers, whether written or oral, listed on Schedule 1(t) attached hereto, entered into by Seller for certain consulting and/or engineering work, support and/or maintenance.

                  (s) "Tangible Personal Property" shall mean all of the equipment, computers, telecommunication equipment, furniture and decoration items used in the operation of Seller's Business and which are listed on Schedule 1(u) to this Agreement.

         (2)      Sale of Assets and Operation of LegalHouse Business.

                           (a) Subject to the terms and conditions set forth in this Agreement, Seller shall assign, convey, deliver, sell and transfer to Purchaser, and Purchaser shall acquire from Seller, the Purchased Assets, free and clear of all Encumbrances, effective as of the opening of business on the Effective Date. The parties agree that all revenues and expenses accrued in connection with the LegalHouse Business on or after the Effective Date shall be for the account of Purchaser, and that the LegalHouse Business shall be operated for the benefit of Purchaser on and after the Effective Date. On the Effective Date, Seller shall provide a closing balance sheet on the accrued accounting basis in a form mutually acceptable to both parties. Subject to the terms and conditions set forth in this Agreement and with no further action required by Purchaser or Seller, Purchaser shall assume the Assumed Liabilities upon the Closing.

                           (b) The source code for the Products will be transmitted by network wire from disk media owned by Seller (which disk media shall hereinafter be referred to as "Seller Media") to tape media owned by Purchaser. The Seller Media will not be sold, transferred or delivered to Purchaser, notwithstanding anything to the contrary in this Agreement or any Bill of Sale related thereto, but will remain the property of Seller and in its possession. Upon written instructions from Purchaser, Seller will immediately erase the Seller Media and certify same to Purchaser and certify that no copies have been made or retained by Seller, its employees or independent contractors, or Principals. The retention of the Seller Media by Seller shall not imply any retention of ownership or other rights to source code for the Products, the ownership of which shall pass to Purchaser upon the Closing.

                           (c) The fair market value of the Tangible Personal Property is $12,000.


         3.      Purchase Price.

                           (a) General. The Series E Preferred Stock shall automatically convert into 2,500,000 shares (as adjusted for stock splits, stock dividends and the like) of Common Stock in accordance with the terms of the Series E Certificate of Designation upon approval of the Shareholders of Purchaser at Purchaser's 1999 Annual Meeting of Shareholders (or, if no such approval is required by the rules and regulations of the American Stock Exchange, then immediately). Purchaser will register the Common Stock shares on terms at least as favorable as those that may be granted from time to time to other holders of Common Stock of Purchaser (or securities exercisable or convertible thereinto). The Shares will be restricted from sale as follows (each period of time measured from the date hereof):

                                    (i)     After one year Seller and/or
Principals may sell 10% of the Shares.

                                    (ii)    After two years Seller and/or
Principals may sell an additional 15% of the Shares.

                                    (iii) After three years Seller and/or
Principals may sell an additional 20% of the Shares.

                                    (iv) After four years Seller and/or
Principals may sell an additional 25% of the Shares.

                                    (v) After five years Seller and/or
Principals may sell an additional 30% of the Shares.

         After one year, all of the Shares shall become immediately available for sale in the event of termination of employment of a Principal by Purchaser for convenience (with respect to the portion of the Shares held by such Principal) or the acquisition of Purchaser (including, without limitation, the consolidation or merger of Purchaser with or into any other entity, or any other transaction or series of transactions in which the stockholders of Purchaser immediately prior to such consolidation, merger or transactions own less than 50% of the Purchaser's voting power after such consolidation, merger or transactions (an "Acquisition Event")) or the sale of all or substantially all of the Software business of Purchaser. The Share certificates will be appropriately legended to reflect the substance of the above provisions of restriction.

                           (b) Payment of Purchase Price. Stock certificates representing the Purchase Price shall be delivered to Seller at the Closing.

         4. Non-Assumed Items. Purchaser is not purchasing, and shall not assume, and shall not be liable to perform on, any Consulting Contracts, whether written or oral, which require Purchaser's unauthorized access to or unauthorized use of the proprietary, confidential or intellectual property, products or information of any competitor to Purchaser ("Restricted Consulting Contracts"). Purchaser is not, pursuant to this Agreement, assuming any indebtedness, liability or obligation of Seller whatsoever with respect to said Restricted Consulting Contracts.

         5. Taxes. Seller and Purchaser shall each pay one-half of all applicable transfer, sales, use or other similar taxes imposed as a result of the transfer of the Purchased Assets and any deficiency, interest or penalty with respect to such taxes.

         6. Closing. The closing of the transaction contemplated by this Agreement shall be held, at 1:00 P.M., Eastern Time, on January __, 1999 and following the satisfaction or waiver of all conditions to each party's obligation to close the transaction as set forth herein, at the offices of Purchaser, or any other time, date and place that Purchaser and Seller shall mutually agree (the "Closing").

         7. Representations and Warranties of Seller. Except as set forth on the Schedule of Exceptions attached as Exhibit B hereto ("Seller's Schedule of Exceptions"), Seller hereby represents and warrants to Purchaser as follows:

                           (a) Status. Seller (1) is a limited liability company duly formed and organized, validly existing and in good standing under the laws of the State of California, (2) has full power and authority to conduct its business as it is currently being conducted and to own and lease its assets and (3) is duly qualified to do business in, and is in good standing under the laws of each jurisdiction in which such qualification is necessary as a result of the conduct of its business and the ownership of its properties.

                           (b) Authorization. Seller has all necessary power and authority and has taken all action necessary to execute, deliver and perform this Agreement . The execution, delivery and performance of this Agreement has been duly authorized by all appropriate limited liability company action.

                           (c) Enforceable. This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except that the validity, binding effect or enforceability of this Agreement may be limited or otherwise affected by (i) any bankruptcy, insolvency or other similar law affecting the enforcement of creditors' rights and remedies generally or (ii) the discretion of the appropriate court with respect to specific performance, injunctive relief or other terms of equitable remedies.

                           (d) Title. Seller is the true owner of good and clear title to the Purchased Assets and shall assign, deliver, convey, sell and transfer to Purchaser at the Closing good and marketable title to the Purchased Assets, free and clear of all Encumbrances.

                           (e) No Conflict or Violation. The execution, delivery and performance of this Agreement shall not result in (i) a violation of or a conflict with any provision of the articles of organization or operating or similar agreement of Seller, (ii) a breach of or a default under any provision of, or result in the acceleration of any obligations under any agreement, contract, indebtedness, encumbrance, commitment, license, franchise, permit, authorization or consent to which Seller is a party or by which Seller is bound, (iii) a violation by Seller of any applicable law or any rule, order or judgment of any court or other Governmental Authority or (iv) the creation of any Encumbrance on any of the Purchased Assets.

                           (f) Consents. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Authority or any other Person is required to be made or obtained by Seller in connection with the execution, delivery and performance of this, except the consent of Brobeck, Phleger & Harrison LLP to the sale of the Products and the assignment to Purchaser of the License Agreement between Brobeck, Phleger & Harrison LLP and Seller with respect to the Products.

                           (g) Proceedings. There is no claim, demand, action, suit, litigation, dispute, order, writ, injunction, judgment, assessment, decree, grievance, arbitral action, investigation or proceeding pending or, to the knowledge of Seller or Principals, threatened against or relating to the transactions contemplated by this Agreement

                           (h) Taxes. All taxes (including, but not limited to, income, property, sales, use, franchise, added value, withholding and social security taxes) imposed by any Governmental Authority or other taxing authority that are due or payable by Seller, and all interest and penalties on such taxes, whether or not disputed by Seller or Principals, have been paid in full. All tax returns required to be filed are correct in all material respects and have been duly and timely filed. Neither Seller nor Principals have received and no claim has been made within the last five (5) years by any Governmental Authority in a jurisdiction where Seller does not file a tax return that it is or may be subject to taxation by that jurisdiction. All taxes required to have been withheld in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or third-party have been withheld. There are no Encumbrances on any of the Purchased Assets that arose in connection with any failure (or alleged failure) to pay any tax.

                  (i) No Changes. Seller has not encumbered or disposed of, or contracted to encumber or dispose of, any of the Purchased Assets.

                  (j) Absence of Certain Changes or Events. Since September 25, 1998, there has not been (a) any change, or any development or combination of developments of which management of the Seller has knowledge, which Seller has not disclosed to Purchaser in writing, which has had or would reasonably be expected to have a material adverse effect on the business, condition, assets, results of operations or prospects (a "Material Adverse Effect") of , Seller, (b) any damage, destruction or loss, whether or not covered by insurance which has had or would reasonably be expected to have a Material Adverse Effect on Seller or (c) any legal proceeding pending or, to the knowledge of , Seller threatened, against or affecting Seller which, alone or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on Seller

                  (k) Litigation. There is neither any claim, action, suit, arbitration, investigation or other proceeding, nor any order, decree, injunction, judgment or writ, pending, in effect or, to the knowledge of Seller, threatened against or relating to Seller the Purchased Assets, the LegalHouse Business, this Agreement, the Seller Related Agreements, or the transactions contemplated by this Agreement.

                  (l) Tangible Personal Property and Products. The Tangible Personal Property is, taken as a whole, in reasonable working order and adequate for its intended use, ordinary wear and tear accepted. The Products, taken as a whole, substantially conform to their documentation and functional specifications (a copy of which is attached hereto as Exhibit D hereto), and including compliance of the Products with operation into and through year 2000.

                  (m) Compliance with Laws. To its knowledge, and Seller has received no notice and has no reason to believe otherwise, Seller has complied with each law, rule, regulation, ordinance, order, injunction, judgment, decree and writ applicable to it, its business, assets, operations or the Purchased Assets. Seller and Principals have not received any notice to the effect that, or otherwise been advised that, Seller is not in compliance with any applicable law, rule, regulation, ordinance, order, injunction, judgement, decree and writ applicable to it, and Seller and Principals have no reason to anticipate that any presently existing circumstances might result in any violation of any such law, rule, regulation, ordinance, order, injunction, judgement, decree or writ.

                  (n) Intellectual Property Rights. Seller has all right, title and interest (including, but not limited to, all copyrights, patents, service marks, trademarks and other intellectual property rights) (or has a valid license) to conduct the LegalHouse Business as it is currently conducted and such conduct does not infringe any right, title or interest (including, but not limited to, any copyright, patent, service mark, trademark or other intellectual property right) of any Person. Seller has delivered to Purchaser correct and complete copies of all patents, registrations, applications, licenses and agreement and all other written documentation evidencing ownership of Seller and prosecution by Purchaser (if applicable) of all its intellectual property rights in the LegalHouse Business. Other than routine indemnities given to distributors, sales representatives, dealers and customers, Purchaser has no current obligation to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with any intellectual property rights. The installation, operation, training of users of, or use of the Products, does not violate the patent, service mark, trademark copyright rights or confidential rights or trade secrets or intellectual property rights of any third party.

                  (o) Customer Contracts. Seller has delivered true and correct copies of all available Customer Contracts to Purchaser. Each of the Customer Contracts is enforceable against the Customer and, to the knowledge of Seller , each other party thereto, in accordance with its terms except that such enforcement may be limited by such other parties
         (i) bankruptcy, insolvency, reorganization, moratorium or similar law now or hereafter in effect relating to creditors' rights or (ii) the discretion of the appropriate court with respect to specific performance, injunctive relief or other terms of equitable remedies. To the knowledge of Seller , neither Seller nor any other party to a Customer Contract is in default thereunder or in breach thereof, and Seller has not during the past two years obtained or been granted any waiver of or under any provision of any Customer Contract. There exists no event, occurrence, condition or act which constitutes or, with the giving of notice or the lapse of time would be or become a default by Seller, or to the knowledge of Seller and Principals, any other party under any Customer Contract.

                  (p) Business Records. No records of accounts, personnel records or other business records for the past five years relating to the LegalHouse business or Products have been destroyed and all such records are available, upon request, from Seller.

                  (q) No Brokers. Seller has not entered into any agreement with any Person that will result in the obligation of Purchaser or Seller to pay any finder's fee, brokerage commission or similar payment in connection with the transaction contemplated by this Agreement.

                  (r) Material Misstatements or Omissions. None of the representations or warranties by Seller in this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements or facts contained therein not misleading.

                  (s) Investment. Seller (i) understand that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (ii) is acquiring the Shares solely for its own account for investment purposes, and not with a view to the distribution thereof (except to the Principals), (iii) is sophisticated investors with knowledge and experience in business and financial matters (iv) has received certain information concerning Purchaser and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Shares and (v) is able to bear the economic risk and lack of liquidity inherent in holding the Shares.

         8. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller and the Principals as follows:

                  (a) Status. Purchaser (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and (ii) has full power and authority to conduct its business which is presently being conducted and to own or lease its assets.

                  (b) Authorization. Purchaser has all necessary corporate power and authority and has taken all corporate action necessary to execute, deliver and perform this Agreement and the Purchaser Related Agreements. The execution, delivery and performance of this Agreement and the Purchaser Related Agreements have been duly authorized by the board of directors of Purchaser.

                  (c) Enforceable. Each of this Agreement and the Purchaser Related Agreements has been duly executed and delivered by Purchaser and is a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except that the validity, binding effect or enforceability of this Agreement or any of the Purchaser Related Agreements may be limited or otherwise affected by (i) any bankruptcy, insolvency or other similar law affecting the enforcement of creditors' rights and remedies generally or (ii) . the discretion of the appropriate court with respect to specific performance, injunctive relief or other terms of equitable remedies.

                  (d) No Conflict or Violation. The execution, delivery and performance of this Agreement and each of the Purchaser Related Agreements shall not result in (i) a violation of or a conflict with any provision of the articles or certificate of incorporation (including any certificates of designation) or by-laws of Purchaser,
         (ii) a breach of, or a default under, any term or provision of any agreement to which Purchaser is a party or (iii) a violation of any applicable law, rule, order or judgment of any court or other Governmental Authority.

                  (e) Consents. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Authority or any other Person is required to be made or obtained by Purchaser in connection with the execution, delivery and performance of this Agreement or any of the Purchaser Related Agreements.

                  (f) Capitalization. The authorized capital stock of Purchaser consists of: 20,000,000 shares of Common Stock, $0.24 par value per share, of which 8,225,737 shares are issued and outstanding; and 2,000,000 shares of Preferred Stock, $1.00 par value per share, of which 2,500 shares have been designated as Series E Preferred Stock, of which no shares are issued and outstanding (excluding the Shares to be issued at the Closing), and of which 1,997,500 shares remain undesignated Preferred Stock. All the issued and outstanding shares of Purchaser are validly issued, fully paid and nonassessable and free of preemptive rights. Schedule 8(f) hereto lists all outstanding options and warrants of Purchaser (including owner, quantity and exercise price), which in the aggregate are exercisable to purchase a total of 1,397,928 shares of Purchaser's Common Stock. Except as set forth above, there are not any shares of capital stock of Purchaser authorized, issued or outstanding or any outstanding subscriptions, options, warrants, stock appreciation rights, calls, rights, convertible securities or other securities convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of the capital stock of Purchaser. Purchaser has delivered to Seller complete and accurate copies of Purchaser's Certificate of Incorporation (including all amendments and certificates of designation thereto) and Bylaws.

                  (g) SEC Filings. Purchaser has provided Seller with copies of each report, schedule, registration statement and definitive proxy statement (including all exhibits thereto) filed by Purchaser with the Securities and Exchange Commission (the "Commission") on or after March 31, 1997 (the "Purchaser SEC Reports"), which are all the forms, reports and documents required to be filed by Purchaser with the Commission since such date. Purchaser's SEC Reports (i) complied with the requirements of the Securities Act or the Securities Exchange Act of

         1934, as amended, as the case may be, at the times they were filed, (or if amended or superseded by a filing prior to the date of this Agreement then or the date of such filing) and (ii) did not at and as of the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (h) Financial Statements. Each of the sets of financial statements (including, in each case, any notes thereto) contained in the Purchaser SEC Reports was prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved and fairly presents the financial position of Purchaser as at the respective dates thereof and the consolidated results of their operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal year-end audit adjustments which were not or are not expected to be material in amount.

                           (i) No Undisclosed Liabilities. To the best of the Purchaser's knowledge, Purchaser has no liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise), except for the liabilities or obligations reflected or reserved against in the balance sheet contained in Purchaser's report on Form 10-Q for the quarter ended September 25, 1998 and current liabilities incurred in the ordinary course of business since such date.

                           (j) Absence of Certain Changes or Events. Since September 25, 1998, there has not been (a) any change, or any development or combination of developments of which management of the Purchaser has knowledge, which Purchaser has not disclosed to Seller in writing, which has had or would reasonably be expected to have a material adverse effect on the business, condition, assets, results of operations or prospects (a "Material Adverse Effect") of Purchaser, (b) any damage, destruction or loss, whether or not covered by insurance which has had or would reasonably be expected to have a Material Adverse Effect on Purchaser or (c) any legal proceeding pending or, to the knowledge of Purchaser, threatened, against or affecting Purchaser which, alone or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on Purchaser.

                           (k) Validity of Shares. The Shares when issued by Purchaser pursuant to the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable, will be issued in compliance with applicable federal and state securities laws and will be free and clear of all liens, encumbrances and adverse claims.

                           (l) Litigation. There is neither any claim, action, suit, arbitration, investigation or other proceeding pending, nor any order, decree, injunctions, judgment or writ, whether pending, in effect or, to the knowledge of Purchaser, threatened, against or relating to Purchaser, this Agreement, any of the Purchaser Related Agreements or the transaction contemplated by this Agreement.

                           (m) Intellectual Property Rights. Purchaser has all right, title and interest (including, but not limited to, all copyrights, patents, service marks, trademarks and other intellectual property rights) (or has a valid license) to conduct its business as it is currently conducted and such conduct does not infringe any right, title or interest (including, but not limited to, any copyright, patent, service mark, trademark or other intellectual property right) of any Person. Purchaser has delivered to Seller correct and complete copies of all patents, registrations, applications, licenses and agreement and all other written documentation evidencing ownership of Purchaser and prosecution by Purchaser (if applicable) of all its intellectual property rights. Other than routine indemnities given to distributors, sales representatives, dealers and customers, Purchaser has no current obligation to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with any intellectual property rights. The installation, operation, training of users of, or use of the products of Purchaser, does not violate the patent, service mark, trademark copyright rights or confidential rights or trade secrets or intellectual property rights of any third party.

                           (n) Board Approval. Purchaser's Board of Directors has determined (i) in its reasonable business judgment that the Agreement is fair from a financial point of view to, and in the best interests of Purchaser, and , (ii) to recommend that the stockholders of Purchaser approve (x) any and all proposals as may be necessary to cause the conversion of the Series E Preferred Stock to Common Stock at Purchaser's next annual meeting of stockholders in accordance with the Series E Certificate of Designation and the satisfaction of the American Stock Exchange rules with respect to such conversion and (y) the issuance of the Shares to Seller.

                           (o) Tax Free Reorganization. Schedule 8(o) hereto accurately sets forth the names of certain stockholders of Purchaser, the number of shares of Purchaser's Common Stock owned by each such stockholder immediately prior to the Closing, the additional shares of Common Stock purchased by each such stockholder at the Closing pursuant to a Transferors Agreement in the form attached hereto as Exhibit E_ and the number of shares of Purchaser's Common Stock owned by each such stockholder immediately after the Closing. To the best of Purchaser's knowledge, immediately after the Closing, the total number of shares of Common Stock owned by such stockholders plus shares of Common Stock issuable upon conversion of the Shares will exceed 80% of the outstanding capital stock of Purchaser. To the knowledge of Purchaser, Purchaser has not taken and has not agreed to, and does not plan, to take any action that would prevent the transaction contemplated by this Agreement from qualifying as a tax-free reorganization under Section 351 of the Internal Revenue Code of 1986, as amended (the "Code").

                  (p) Preferred Stock. The rights, preferences and privileges of the Series E Preferred are as set forth on the Series E Certificate of Designation , which Certificate has not been modified, superceded or amended. Purchaser has delivered to Seller herewith irrevocable proxies to of Jay Moeller, Tom Jones and Icon representing _________ shares of Purchaser's Common Stock in favor of any and all proposals as may be necessary to cause the conversion of the Series E Preferred Stock to Common Stock in accordance with the Series E Certificate of Designation and the satisfaction of the American Stock Exchange rules with respect to such conversion and against any and all proposals which could impair the foregoing.

                  (q) No Brokers. Purchaser has not entered into any agreement with any Person that will result in the obligation of Purchaser or Seller to pay any finder's fee, brokerage commission or similar payment in connection with the transaction contemplated by this Agreement.

                  (r) Material Misstatements or Omissions. None of the representations or warranties by Purchaser in this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements or facts contained therein not misleading.

         9.      Covenants and Conduct of the Parties.

                  (a)      Employment.

                           (i) Purchaser may offer employment to any Person previously or presently employed by Seller in connection with the LegalHouse Business; provided, however, that Purchaser shall not have any obligation to make any such offer of employment. Nothing contained in this Section shall be construed to affect any right Purchaser may have after the Effective Date to terminate the employment of, or change the salary or benefits of, any employee at any time, except as may be agreed between the employee and Purchaser whether or not covered by collective bargaining agreement, to the extent consistent with applicable law.

                           (ii) No provision of this Agreement shall confer upon any present or former employee, consultant or subcontractor of Seller, any union, collective bargaining agent or other Person any right or remedy (including, but not limited to, any right to employment, or continued employment, for any specified period or any right to any particular benefit in connection with any employment) of any nature pursuant to or by reason of this Agreement.

                           (iii) Seller shall be responsible for providing all notices and other communications to employees, consultants and subcontractors of Seller, that may be required under applicable law, including without limitation the laws of the State of California. Purchaser shall assume no indebtedness, obligation or liability with respect to any employee, consultant or subcontractor of Seller (including, but not limited to, any severance obligation, payroll or unemployment tax, or pension, profit-sharing, health insurance or other employee benefit liabilities, or any obligations set forth on Seller's Schedule of Exceptions, but excluding obligations arising from Seller's contracts with such persons which have been expressly assumed in writing by Purchaser at the time of closing.

                  (b)      Non-competition and Nondisclosure.

                           (i) During the period beginning on the Effective Date and ending on the earlier to occur of (i) five (5) years after the Effective Date or (ii) with respect to each Principal, three (3) years after the termination of such Principal's employment with Seller, but in no event not to be less than one (1) year after termination of such Principal's employment with Seller should such termination of Principal's employment occur at any time on or after five (5) years after the Effective Date, Seller and Principal shall not (except as employees of Purchaser), directly or indirectly, for their own account or as an agent, employee, officer, director, trustee, consultant or member, partner, shareholder or other equity holder of any Person, engage in any LegalHouse Related Business, as such term is hereinafter defined, anywhere in the world. "LegalHouse Related Business" shall mean the sale, licensing, or distribution of the LegalHouse Finance and Management System or similar products or services or consulting with respect thereto. Seller and Principals acknowledge that the terms of this subparagraph 9(b)(i) are fair and reasonable in the context of this Asset sale and this Agreement. In the event of a breach by Purchaser of its obligations to Seller under this Agreement and if such breach remains uncured 30 days after written notice of the same to Purchaser, then Sellers obligations under this Section 9(b)(i) shall immediately terminate. In the event of a breach by Purchaser of its obligations under this Agreement that would prevent or impair the conversion of the Shares to Common Stock in accordance with the Series E Certificate of Designation and if such breach remains uncured 30 days after written notice of the same to Purchaser, then the Principals obligations under this Section 9(b)(i) shall immediately terminate.

                           (ii) During the period beginning on the Effective Date and ending ten (10) years after the Effective date, Seller and Principals shall not disclose to any Person other than Purchaser any information concerning Seller's marketing plans or strategies, pricing, customers, suppliers, technical data, development plans or strategies, or other business information pertaining to the LegalHouse Related Business.

                           (iii) Further Assurances. After the Closing,
         Purchaser and Seller and Principals each agree to take whatever further reasonable action is necessary and to execute whatever further documents, instruments of assignment, transfer, conveyance or authorization and agreements as may be reasonably requested by Purchaser or by Seller or by Principals in order to fulfill the intent of this Agreement.

                           (iv) Notwithstanding anything to the contrary contained elsewhere in this Agreement, Seller and Principals will not bring with them or provide to Purchaser any information, data, records or documents which contain or represent the confidential information, or trade secrets or intellectual property of any third party or as to which Seller or Principals owe an obligation of confidentiality and/or nonuse to any third party, except on consent of such third party.

                  (c) Employment Agreements. At the Closing, each of the Principals will each enter into a employment agreement with Purchaser in the form attached hereto as Exhibit F. The provisions of this Agreement shall control over any inconsistent provisions contained in the employment agreements. On Closing, upon Seller's recommendation, Purchaser will offer consultants currently engaged by Seller as employees and/or independent contractors (including but not limited to Elizabeth Romo, Steven Heathcock, Rich Jones, James Troy Hojel, Richard Garro, and Larry Canter) employment and upon employment with Purchaser each will enter into a non-competition agreement with Purchaser on essentially the same terms that Purchaser has with its current employees. Seller agrees to use commercially reasonable efforts to cause such consultants to accept such employment. The employment offered to said consultants will include participation in all applicable employee benefit plans of Purchaser.

                  (d) After execution of this Agreement, in connection with implementing the LegalHouse Finance and Management Information System, Seller and Principals agree to abide by and follow the guidelines set forth in Schedule 9(d).

                  (e) Board of Directors. The Board of Directors of Seller will , include Jay Moeller upon the Closing. Mr. Moeller's term as a director expires at the year 2000 annual meeting of shareholders. So long as Mr. Moeller owns at least 5% of the outstanding Common Stock of Purchaser (determined on an "as converted" basis), then Purchaser agrees to nominate Mr. Moeller for membership to the Board of Directors of Purchaser.

                  (f) Press Releases. Neither Seller nor Purchaser shall issue any press release announcing, describing or any way relating to the transactions contemplated by this Agreement until such press release has been reviewed and consented to by the other party, which consent shall not be unreasonably withheld.

                  (g) Restricted Consulting Contracts. After the execution of this Agreement, Seller will not engage in Restricted Consulting Contracts (as defined in Section 4 of this Agreement) without the prior written consent of Purchaser. Purchaser agrees to cooperate with Seller and Principals, at no expense to Purchaser, to permit routine maintenance and support of Purchaser's existing customers, so long as such routine maintenance does not violate or potentially violate the intellectual property rights of any third party without such third party's express written consent.

                  (h) Tax Liability. In the event that the acquisition of Seller's Assets by Purchaser results in a current tax liability to the Principals, then Purchaser will use its best efforts to enable the Principals to secure the funds to cover the tax liability, including for example, at Purchaser's sole discretion: registering a sufficient number of the shares acquired by Seller so as to permit a sale of stock to cover such tax liability; or Purchaser will utilize best efforts to assist Principals in procuring a prime rate loan to the Principals to cover such tax liability; or by another mutually acceptable technique to cover such tax liability.

                  (i) Notwithstanding anything to the contrary contained elsewhere in this Agreement, Seller and Principals will not bring with them or provide to Purchaser any information, data, records or documents which contain or represent the confidential information or trade secrets or intellectual property of any third party or as to which Seller or Principals owe an obligation of confidentiality and/or non-use to any third party, except on consent of such third party.

                  (j) Purchaser shall (i) include among the proposals to be considered at its 1999 Annual Meeting of Stockholders, a proposal in satisfaction of the applicable rules and regulations of the American Stock Exchange to cause the Shares to convert to Common Stock in accordance with the terms of the Certificate of Designation upon the approval of such proposal, (ii) cause such 1999 Annual Meeting of Stockholders to be held no later than September 30, 1999 and (iii) not attempt to amend its Certificate of Incorporation or the Series E Certificate of Designation or participate in any Acquisition Event or take any other voluntary action that has the effect of avoiding or delaying the rights of the holders of the Series E Preferred Stock and the conversion thereof to Common Stock, but shall at all times in good faith assist in carrying out all such actions as may be reasonably necessary or appropriate in order to protect the rights of the holders of the Series E Preferred Stock and the conversion thereof to Common Stock against impairment.

                  (k) Purchaser shall not make any redemption, repurchase, payment of dividends or other distribution with respect to Purchaser's Common Stock without a corresponding redemption, repurchase, payment of dividends or other distribution to the Series E Preferred Stock.

         10. Conditions to Seller's Obligations. The obligation of Seller to consummate the transaction contemplated by this Agreement is subject, in the sole discretion of Seller, to the satisfaction, on or prior to the Closing, of each of the following conditions (any of which may, in the sole discretion of Seller, be waived in whole or in part):

                           (a) Representations, Warranties and Obligations. All representations and warranties of Purchaser contained in this Agreement shall be true and correct in all respects as of the Closing and Purchaser shall have performed all obligations to be performed by it as of the Closing pursuant to this Agreement.

                           (b) Performance. All covenants, agreements and obligations and all conditions precedent on the part of Purchaser to be performed hereunder or at or prior to the Closing shall have been duly performed and complied with in all material respects.

                           (c) Bringdown Certificate. Purchaser shall have furnished Seller with a certificate executed by an officer of Purchaser, bearing the date of the Closing and stating that (i) all representations and warranties made by Purchaser and contained in this Agreement are true and accurate in all material respects as of the date of the Closing, and (ii) all terms, conditions and provisions of this Agreement to be met by Purchaser prior to the date of the Closing have been complied with in all material respects.

                           (d) Consents. All approvals, consents, permits and waivers necessary for Purchaser to perform pursuant to this Agreement shall have been obtained.

                           (e) Absence of Investigations and Proceedings. No investigation, proceeding or action is pending which purports to challenge the validity of this Agreement or the consummation of the transactions contemplated hereby. No investigation, proceeding or action shall have been initiated by any government agency with respect to the acquisition or its legality under any antitrust law.

                           (f) Tax Free Transaction. Such additional shares of Purchaser's Common Stock shall have been sold so that the transaction contemplated by this Agreement shall qualify as a tax free reorganization under Section 351 of the Code.

         11. Conditions to Purchaser's Obligations. The obligation of Purchaser to consummate the transaction contemplated by this Agreement is subject, in the sole discretion of Purchaser, to the satisfaction, on or prior to the Closing, of each of the following conditions (any of which may, in the sole discretion of Purchaser, be waived in whole or in part):

                           (a) Representations, Warranties and Obligations.
         All representations and warranties of Seller contained in this Agreement shall be true and correct in all respects as of the Closing, and Seller shall have performed all obligations to be performed by them as of the Closing Date pursuant to this Agreement.

                           (b) Consents. All approvals, consents, permits, releases and waivers necessary for Seller to transfer the Products and Purchased Assets free and clear of any Encumbrances, , pursuant to this Agreement, shall have been obtained.

                           (c) Bringdown Certificate. Seller shall deliver to Purchaser a certificate executed by Seller bearing the date of the Closing and stating that (i) all representations and warranties made by Seller and contained in this Agreement are true and accurate in all material respects as of the date of the Closing, and (ii) all terms, conditions and provisions of this Agreement to be met by Seller prior to the date of the Closing have been complied with in all material respects.

                           (d) Transfer of Purchased Assets and Grant of License. Seller shall have transferred, delivered and set over possession of all the real and personal property (tangible and intangible) and records and other assets constituting the Purchased Assets.

                           (e) Absence of Investigations and Proceedings. No investigation, proceeding or action is pending which purports to challenge the validity of this Agreement or the consummation of the transactions contemplated hereby. No investigation, proceeding or action shall have been initiated by any government agency with respect to the acquisition or its legality under any antitrust law.

                           (f) The execution of employment agreements with each of the Principals, for a period following closing on terms mutually acceptable.

                           (g) Receipt of the consent of Seller's landlord to the assignment of the real property lease for Seller's current offices.

         12. Survival. All representations and warranties made by Seller and Purchaser in this Agreement shall survive the Closing. All obligations of Seller, Principals and Purchaser pursuant to this Agreement shall survive the Closing and remain in effect until performed (including, but not limited to, the obligations of Seller not to compete with Purchaser and indemnify Purchaser pursuant to this Agreement).

         13.      Indemnification.

                           (a) Indemnification by Seller and Principals. Seller and Principals (collectively, the "Indemnifying Parties") shall, jointly and severally, indemnify and hold Purchaser harmless from and against each cost, damage, expense, loss, indebtedness, liability, deficiency or damage incurred by Purchaser (including, but not limited to, fees and disbursements of counsel to Purchaser) (i) by reason of any warranty or representation given by Seller in this Agreement being untrue or misleading in any respect or (ii) for the failure of Seller to comply with the bulk sale transfer provisions of the Uniform Commercial Code ("Damages") or (iii) by the failure of Seller or Principals to comply with any covenant set forth in this Agreement and specifically in Sections 7 and 9.

                           (b) Claims. Except as otherwise set forth in this Agreement, in order for Purchaser to be entitled to any indemnification provided in this Section 13, in connection with a claim made by any Person other than Purchaser, Purchaser shall notify Indemnifying Parties in writing of such claim promptly after receipt by Purchaser of written notice of such claim. If Seller notifies Purchaser within 30 days from the receipt of the foregoing notice that it wishes to defend against such claim, then Seller shall have the right to assume and solely control the defense, solely at Seller's expense, of such claim and Purchaser shall cooperate fully with Seller in such defense. In the event that Seller assumes the defense of such claim, Seller shall not make any settlement with respect to any such claim without the consent of Purchaser, which consent shall not be unreasonably withheld.

                           (c) The Indemnifying Parties shall not be required to make any indemnification payment pursuant to this Section 13 until such time that the total amount of all Damages suffered by Purchaser exceeds $50,000 in the aggregate.

                           (d) The maximum aggregate liability of the Indemnifying Parties hereunder shall be limited to the value of the Shares (as determined pursuant to clause (f) below) but in no event more than $2.5 Million Dollars (which may be fully satisfied by the return to Purchaser of all of the unsold Shares plus any proceeds from the sale of any sold Shares). Subject to the foregoing, after the distribution of the Shares to the Principals, the aggregate liability of the Principals hereunder shall be allocated among the Principals according to the percentages set forth on Schedule 13(e) hereto. (which may be fully satisfied .as to any Principal by such Principal returning to Purchaser the unsold Shares distributed to such Principal plus any proceeds from the sale thereof). Prior to the distribution of the Shares to the Principals, the Principals shall have no liability hereunder.

                           (e) In the event any Indemnifying Party shall have any liability to Purchaser, such Indemnifying Party may satisfy such liability in whole or in part by delivering to Purchaser shares of (i) Series E Preferred Stock having a deemed value per share of (a) the Common Stock Price times (b) 1,000 (as adjusted for stock splits, stock dividends and the like) and/or (ii) Common Stock of Purchaser having a deemed value per share of the Common Stock Price. The Common Stock Price shall be determined as the average closing price of the Common Stock on the American Stock Exchange (or other principal trading exchange, market or forum) for the five consecutive trading days in the period ending the on the trading day immediately prior to the date such shares are delivered.

                           (f) Exclusive Remedy. Except for acts constituting fraud, the indemnification provided in this Section 13 shall be the exclusive remedy of Purchaser under this Agreement, including, without limitation, any right of set-off, and no claim or cause of action by Purchaser shall be enforceable unless made in accordance with the procedures set forth in this Section 13 and prior to 24 months after the Closing Date.

         14.      Dispute Resolution.

                           (a) Binding Arbitration. Any dispute, claim or controversy of whatever nature arising out of or relating to the provisions of this Agreement or any Employment Agreements (collectively, the "Arbitrable Provisions"), including, without limitation, any action or claim based on tort, contract, or statute, or concerning the interpretation, effect, termination, validity, performance and/or breach of any of the Arbitrable Provisions, shall be resolved by final and binding arbitration administered by the American Arbitration Association subject to its Commercial Arbitration Rules.

         Notwithstanding the foregoing or any other provision contained in this
         Section 14, the parties shall have the right to request provisional relief from a court of competent jurisdiction.

         Venue for any such arbitration shall be Erie County, New York. Claims exceeding $50,000 exclusive of interest shall be determined by a panel of three arbitrators. Each party shall select one arbitrator for the panel within 60 days after the filing of a claim. The parties shall mutually agree upon the third member of the panel, who must be a computer expert, within 30 days thereafter. If no agreement is reached by the end of such period, then the Association shall appoints a computer expert as the third member of the panel within an additional 30 days thereafter. The arbitrators shall not have the authority to award punitive damages. Any award shall include all applicable interest and attorney's fees, costs and expenses including the expenses of arbitration, of the prevailing party and shall be enforceable in any court of competent jurisdiction. This agreement shall be governed by, and the arbitrator(s) shall apply, the laws of the State of New York except for its principles of conflict of laws.

                  (b) Survival. The provisions in this Section 14 shall survive and apply in all events, including, without limitation, after the breach, repudiation and/or termination of the Arbitrable Provisions.

                  (c) Notice. Any notice or document required to be served by one party on the other party under this Section 14 shall be served in accordance with the provisions of this Agreement or the Employment Agreement, as the case may be. After a party appears in the arbitration proceeding through its attorney, all further service shall be made upon that party's attorney.

                  (d) Finality of Award. The award of the arbitrator shall be final and binding upon the parties without appeal or review except as permitted by New York law. Any party may apply to any court of competent jurisdiction for confirmation and entry of judgment based on said award. In connection with any application to confirm, correct or vacate the arbitration award, any appeal of any order rendered pursuant to any such application, or any other action required to enforce the arbitration award, the prevailing party shall be entitled to recover its reasonable attorneys' fees, disbursements and costs incurred in such post-award activities.

         15.      Miscellaneous.

                           (a) Notices. Unless otherwise provided in this Agreement, any notice, request, instruction or other communication to be given pursuant to this Agreement shall be in writing and (i) delivered personally, (ii) mailed by certified mail, postage prepaid, return receipt requested or (iii) sent by telecopy, with a confirmation sent via one of the methods described in clause (i) or (ii) of this sentence, as follows:

                  If to Purchaser, addressed to:

                  Barrister Information Systems Corporation
                  Attn:  Mark C. Donadio, Esq.
                  465 Main Street
                  Buffalo, New York  14203
                  Telecopier:  (716) 845-5033

                  With a copy to:

                  Hodgson, Russ, Andrews, Woods & Goodyear, LLP
                  Attn:  John Zak, Esq.
                  1800 One M & T Plaza
                  Buffalo, New York  14203
                  Telecopier: (716) 849-0349

                  If to Seller,  addressed to:


                  Icon Technology LLC
                  Attn: Jay Moeller
                  4340 Redwood Highway #D320
                  San Rafael, CA 94903
                  Telecopier: (650) 347-4388

                  With a copy to:
                  Cooley Godward LLP
                  Attn: David Emerson, Esq.
                  Five Palo Alto Square
                  3000 El Camino Real
                  Palo Alto, CA 94306
                  Telecopier: (650) 849-7400

Any party may designate in a writing to any other party any other address or telecopy number to which, and any other Person to whom or which a copy of, any such notice, request, instruction or other communication should be sent.

                           (b) Applicable Law. This Agreement shall be interpreted and the rights of the parties determined in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

                           (c) Venue. Any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement or the transactions related thereto shall be brought or otherwise commenced in any state court located in the City of Buffalo, New York or in the federal district court located in the City of Buffalo, New York. Each party to this Agreement:

                                    (i)  expressly and irrevocably  consents
         and submits to the jurisdiction of the New York state and federal courts (and the appellate courts having jurisdiction over appeals from actions in said courts) in connection with any such legal proceeding which the other party has properly brought or commenced in accordance with this subsection (c);

                                    (ii) agrees that said New York state and
         federal courts in which the other party has properly brought or commenced in accordance with this subsection (c) shall be deemed to be a convenient forum; and

                                    (iii) agrees not to assert (by way of
         motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court which the other party has properly brought or commenced in accordance with this subsection (c) any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter thereof may not be enforced in or by such court.

                           (d) Assignability. This Agreement, and the rights and liabilities created by or arising under this Agreement, shall be assignable by Purchaser without the consent of Seller. Upon such assignment and assumption, all of the rights, title, and interest and the liabilities and obligations of Purchaser created by or arising under this Agreement shall thereupon cease and be of no further force and effect whatsoever with respect to Purchaser, and shall vest instead in Purchaser's assignee. This Agreement, and the rights and obligations created by or arising under this Agreement, may not be assigned by Seller in any case.

                           (e) Expenses. Purchaser shall pay at the Closing the reasonable fees and reasonable disbursements owed as a direct result of Seller having received legal counsel or business advice for purposes of the negotiation and consummation of the transactions contemplated by this Agreement. Except for such fees and disbursements and as otherwise set forth in this Agreement, each of Seller, Principals, and Purchaser shall pay its or his legal advice, or own business advice, accounting and other expenses in connection with the transactions contemplated by this Agreement.

                           (f) Headings. The headings of the sections of this Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement.

                           (g) Waiver. No failure of Seller or Purchaser to require, and no delay by Seller or Purchaser in requiring, the other to comply with any provision of this Agreement shall constitute a waiver of the right to require such compliance. No failure of Seller or Purchaser to exercise, and no delay by Seller or Purchaser in exercising, any right or remedy under this Agreement shall constitute a waiver of such right or remedy. No waiver by Seller, Principals or Purchaser of any right or remedy under this Agreement shall be effective unless made in writing. Any waiver by Seller, Principals or Purchaser of any right or remedy under this Agreement shall be limited to the specific instance and shall not constitute a waiver of such right or remedy in the future.

                           (h) Binding. This Agreement shall be binding upon Seller, Principals and Purchaser and upon each successor and assignee of Seller and Purchaser and shall inure to the benefit of, and be enforceable by, Seller and Purchaser and each successor and assignee of Seller and Purchaser.

                           (i) Entire Agreement. This Agreement contains the entire agreement among Seller, Principals and Purchaser with respect to the subject of this Agreement, and supersedes each course of conduct previously pursued, accepted or acquiesced in, and each oral agreement and representation previously made, by Seller, Principals and Purchaser with respect thereto, whether or not relied or acted upon.

                           (j) Partial Invalidity Shall Not Affect Other Provisions - parties to Renegotiate Provision. In the event any term or provision of this Agreement shall be deemed by a court of competent jurisdiction to be overly broad in scope, duration or area of applicability, such court shall have the power and is hereby authorized and requested, to limit such scope, duration or area of applicability, or all of them so that such term or provision is not overly broad, and to enforce the same as so limited. Subject to the foregoing sentence, in the event any provision of this Agreement shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall attach only to such provision and shall not affect or render invalid any other provision of this Agreement, and the invalid provision shall be replaced by a provision which the parties agree to fully negotiate and substitute for the invalid provision, which, being valid, comes closest to the intention underlying the invalid provision.

                           (k) Modification. No course of performance or other conduct hereafter pursued, accepted or acquiesced in, and no oral agreement or representation made in the future, by Seller, Principals or Purchaser whether or not relied or acted upon, and no usage of trade, whether or not relied or acted upon, shall modify or terminate this Agreement, impair or otherwise affect any obligation of Seller or Purchaser pursuant to this Agreement or otherwise operate as a waiver of any such right or remedy. No modification of this Agreement or waiver of any such right or remedy shall be effective unless made in writing duly executed by Seller and Purchaser.

                           (l) Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. Any party may execute this Agreement by facsimile signature and the other parties shall be entitled to rely on such facsimile signature as evidence that this Agreement has been duly executed by such party. Any party executing this Agreement by facsimile signature shall immediately forward to the other parties an original signature page by overnight mail; provided, however, that the failure to do so will not affect the binding effect of this Agreement on such party.

                           (m) Schedule of Exceptions. Seller's Schedule of Exceptions is intended solely to qualify and limit the representations and warranties of Seller contained in this Agreement and shall not be deemed to constitute or be construed as an admission against or by Seller, Purchaser or the Principals.

         IN WITNESS WHEREOF, Purchaser and Seller and Principals have duly executed this Agreement as of the date indicated at the beginning of this Agreement.



         BARRISTER INFORMATION SYSTEMS CORPORATION


         By:                                         Title:
                  -----------------------                    ------------------
                  Henry P. Semmelhack                         President



         ICON TECHNOLOGY LLC


         By:                                         Title:  Member
                  -----------------------                   -------------------
                   Jay Moeller

         By:                                         Title:  Member
                  -----------------------                   -------------------
                   Tom Jones

         By:                                         Title:  Member
                  -----------------------                   -------------------
                   Stuart Guild

         By:                                         Title:  Member
                  -----------------------                   -------------------
                   Alan Lash


         PRINCIPALS

                  -----------------------
                   Jay Moeller

                  -----------------------
                   Tom Jones

                  -----------------------
                   Stuart Guild

                  -----------------------
                   Alan Lash

                                LIST OF SCHEDULES

Schedule 1(c)                Customer Contracts
Schedule 1(i)                Assumed Liabilities
Schedule 1(t)                Consulting Contracts
Schedule 1(u)                Tangible Personal Property
Schedule 8(f)                Schedule of Purchaser's Options and Warrants
Schedule 8(o)                Schedule of Purchasers of Common Stock
Schedule 13(e)               Indemnification Allocation

                                LIST OF EXHIBITS

Exhibit A                    Series E Certificate of Designation
Exhibit B                    Schedule of Exceptions
Exhibit C                    Product Documentation and Functional Specifications
Exhibit D                    Post-Closing Operational Guidelines
Exhibit E                    Common Stock Purchase Agreement
Exhibit F                    Form of Employment Agreement

                                  SCHEDULE 1(c)

                               CUSTOMER CONTRACTS

                              Lillick & Charles LLP
                                Littler Mendelson
                         Brobeck, Phleger & Harrison LLP
                             Kilpatrick Stockton(1)
                              Covington Burling(1)

(1) Pending signed license agreement.

                                  SCHEDULE 1(i)

                               ASSUMED LIABILITIES

                                 SCHEDULE 1(t)B

                              CONSULTING CONTRACTS

                         Brobeck, Phleger & Harrison LLP
                               Cooley Godward LLP
                                Littler Mendelson
                           Synergy Business Solutions
                                      webtv
                               Kilpatrick Stockton
                                Covington Burling

Consulting relationships are not documented with formal agreements and consulting services are provided on a time and materials basis based on demand.

                                  SCHEDULE 1(u)

                           TANGIBLE PERSONAL PROPERTY

                                  SCHEDULE 8(f)

                  SCHEDULE OF PURCHASER'S OPTIONS AND WARRANTS

                                  SCHEDULE 8(o)

                     SCHEDULE OF PURCHASERS OF COMMON STOCK

                                 SCHEDULE 13(e)

                           INDEMNIFICATION ALLOCATION


NAME                                                 PERCENTAGE
----                                                 ----------
Jay Moeller                                             45.70%
Tom Jones                                               36.20%
Alan Lash                                                9.05%
Stuart Guild                                             9.05%

                                    EXHIBIT A

                           CERTIFICATE OF DESIGNATION
                            SERIES E PREFERRED STOCK

                                    EXHIBIT B

                         SELLER'S SCHEDULE OF EXCEPTIONS

                                    EXHIBIT C

               PRODUCT DOCUMENTATION AND FUNCTIONAL SPECIFICATIONS

                                    EXHIBIT D

                       POST-CLOSING OPERATIONAL GUIDELINES

                                    EXHIBIT E

                         COMMON STOCK PURCHASE AGREEMENT

                                    EXHIBIT F

                          FORM OF EMPLOYMENT AGREEMENT

                                     ANNEX B
                    BARRISTER INFORMATION SYSTEMS CORPORATION
                            1999 STOCK INCENTIVE PLAN

1.       PURPOSE OF THE PLAN

         This Barrister Information Systems Corporation 1999 Stock Incentive Plan is intended to benefit the Company (as hereinafter defined) by attracting and retaining personnel of outstanding competence and, in stimulating and rewarding them for their achievements. This Plan is also intended to encourage stock ownership by such personnel of the Company so that they may acquire or increase their proprietary interest in the success of the Company. It is further intended, to the extent hereinafter set forth, that options issued pursuant to this plan as "Incentive Stock Options" shall constitute "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, but that other "Incentive Awards" hereunder shall not constitute incentive stock options.

2.       DEFINITIONS

         As used in the Plan, the following definitions apply to the terms indicated below:

         (a) "Barrister" means Barrister Information Systems Corporation, a Delaware corporation.

         (b) "Board of Directors" or "Board" shall mean the Board of Directors of Barrister.

         (c) "Cause" when used in connection with the termination of a Participant's employment with the Company, shall mean the termination of the Participant's employment by the Company on account of intemperate use of alcohol or addictive drugs while engaged in Company business, or conviction of a felony, or conviction of any other crime involving the affairs or interests of the Company, or gross violation of any duty or obligation to the Company, or substantial evidence of dishonesty in relation to the property, funds or affairs of the Company or any other employee thereof or any person dealing therewith.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (e) "Committee" shall mean such committee of the Board of Directors as the Board of Directors may appoint from time to time to administer the Plan pursuant to Article 4 hereof.

         (f) "Common Stock" shall mean Barrister's common stock, $.24 par value per share.

         (g) "Company" shall mean Barrister and any and all of its Subsidiaries.

         (h) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

         (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (j) "Fair Market Value" of a share of Common Stock shall be (i) the closing sale price of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading on the day as of which such determination of Fair Market Value is to be made, or if no trading shall have occurred on such day, then on the latest preceding day on which trading shall have occurred or (ii) if not so traded, the average of the closing bid and ask prices as reported on the National Association of Securities Dealers Automated Quotation System or if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee, on the day as of which such determination of Fair Market Value is to be made, or if no sales shall have occurred on such day, then on the latest preceding day on which sales shall have occurred. In the event that the price of a share of Common Stock shall not be reported in any manner described in the preceding sentence, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion.

         (k) "Incentive Award" shall mean an Option, share of Restricted Stock, Stock Bonus or cash bonus or loan granted pursuant to the terms of the Plan.

         (l) "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

         (m) "Issue Date" shall mean the date established for the issuance by Barrister of certificates representing shares of Restricted Stock pursuant to the terms of Section 7(d) hereof.

         (n) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

         (o) "Option" shall mean an option to purchase shares of Common Stock of Barrister granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

         (p) "Participant" shall mean an employee of the Company who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be. "Participant" shall also include Directors of the Company with respect to forms of Incentive Awards other than Incentive Stock Options.

         (q) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

         (r) "Plan" shall mean this Barrister Information Systems Corporation 1999 Stock Incentive Plan, as it may be amended from time to time.

         (s) "Restricted Stock" shall mean a share of Common Stock which is granted pursuant to the terms of Section 7 hereof and which is subject to the restrictions set forth in Section 7(c) hereof for so long as such restrictions continue to apply to such share.

         (t) "Securities Act" shall mean the Securities Act of 1933, as amended.

         (u) "Stock Bonus" shall mean a grant of a bonus payable in shares of Common Stock pursuant to Section 8 hereof.

         (v) "Subsidiary" shall mean any corporation in which at the time of reference Barrister owns, directly or indirectly, stock comprising more than fifty percent of the total combined voting power of all classes of stock of such corporation.

         (w) "Vesting Date" shall mean the date established pursuant to the terms of Section 7 hereof on which a share of Restricted Stock may vest.

3.       STOCK SUBJECT TO THE PLAN

         Under the Plan, Participants may be granted (i) Options, (ii) shares of Restricted Stock, (iii) Stock Bonuses, and (iv) Cash Bonuses or Loans.

         Subject to adjustment as provided in Section 10 hereof, Options, shares of Restricted Stock, and Stock Bonuses may be granted under the Plan with respect to a number of shares of Common Stock that in the aggregate does not exceed six hundred thousand (600,000) shares. The grant of a cash bonus or Loan shall not reduce the number of shares of Common Stock with respect to which Options, shares of Restricted Stock, or Stock Bonuses may be granted pursuant to the Plan.

         In the event that any outstanding Option expires, terminates or is forfeited or cancelled for any reason the shares of Common Stock subject to the unexercised portion of such Option shall again be available for grants under the Plan, subject to the aggregate limit specified above in this Article 3. In the event that any shares of Restricted Stock or any shares of Common Stock granted in a Stock Bonus are forfeited or cancelled for any reason, such shares shall again be available for grants under the Plan, subject to the aforesaid aggregate limit.

         Shares of Common Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

4.       ADMINISTRATION OF THE PLAN

         The Plan shall be administered by a Committee appointed by the Board of Directors. Such Committee will consist of at least two (2) members of the Board of Directors, and the Board of Directors shall have authority to remove members from or add members to such Committee, and to fill all vacancies. All of the directors serving on the Committee shall be "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

         The Committee will select one of its members as chairperson, and will hold meetings at such times and places as it may determine. The acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, will be the valid acts of the Committee. The Committee shall make determinations regarding those employees to be granted Incentive Awards, the amount and type of such Awards, and the terms and conditions thereof subject to the powers and authority in this Plan set forth.

         The Committee may, in its absolute discretion, recommend the granting of Incentive Awards to Participants on the condition that such Participants surrender for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 herein, the limits set forth therein shall not be deemed to be exceeded by Incentive Awards granted pursuant to the preceding sentence of this
         Section 4 if such limits would not be exceeded as of immediately after the surrender of such other Incentive Awards.

         The Committee shall have authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it, and to adopt such rules and regulations as it deems necessary for administration of the Plan. Decisions of the Committee on such matters shall be final and binding on the Company and all Participants.

         Anything in the foregoing to the contrary notwithstanding, any act of the Board that is within the power and authority of the Committee hereunder shall be valid and binding as if done by the Committee. If at any time a Committee shall not have been appointed or shall not be validly constituted, the Board shall act on its behalf.

         No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and Barrister shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or shall be delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company. Nothing in the preceding sentence shall be construed to limit or restrict any provision of the certificate of incorporation or bylaws, as respectively amended, of Barrister, or of applicable law, with respect to immunity of directors from liability and/or indemnification of directors, and all such provisions shall be fully applicable with respect to actions, omissions or determinations under or relating to this Plan.

5.       ELIGIBILITY

         The persons who shall be eligible to receive Incentive Awards shall be key employees, officers, or directors of the Company provided that Incentive Stock Options shall not be awarded to Directors who are not employees of the Company. A Participant may hold more than one Incentive Award, but only on the terms and subject to the restrictions hereinafter set forth or as may be set forth in connection with the grant of such Incentive Award pursuant to this Plan.

6.       OPTIONS

         The Committee may grant Options pursuant to the Plan, which Options shall be evidenced by written agreements executed by the Company and the Optionee, in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

         (a)  IDENTIFICATION OF OPTIONS

         All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options.

         (b)  EXERCISE PRICE

         The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Non-Qualified Stock Option is granted; provided that such price may not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant unless the Committee shall otherwise determine. The exercise price of any Incentive Stock Option granted under the Plan shall also be as determined by the Committee, but in any event shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted (but not less than 110% of such Fair Market Value if Section 6(d)(2) applies).

         (c)  TERM AND EXERCISE OF OPTIONS

         (1) Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee not later than the day on which such Option is granted and set forth in the Option agreement with respect to such Option; provided, however, that no Option shall be exercisable prior to approval or ratification of this Plan by the stockholders of Barrister in accordance with its bylaws and applicable law, nor after the expiration of ten years from the date such Option shall be granted; and, provided, further that each Option shall be subject to earlier termination, expiration, forfeiture or cancellation as provided in accordance with the Plan.

         (2) Each Option shall be exercisable in whole or in part; provided that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000 or, if the exercise price is less than $10 per share, for fewer than 100 shares. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreements evidencing such Option shall be delivered to the Company for endorsement or notation of such partial exercise and thereafter, and upon payment of the exercise price, shall be returned to the Participant exercising such Option together with the delivery of the certificates representing the shares of Common Stock issuable upon such exercise.

         (3) An Option shall be exercised by delivering notice to Barrister's principal office, to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreements evidencing the Option, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of Barrister, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of Barrister shall require from time to time.

         In the case of exercise of any Non-Qualified Stock Option, and subject to the approval of the Committee, the Participant may give notice of the exercise of the Option by directing that shares of Common Stock issuable upon exercise shall be deemed to be tendered in payment for exercise of the Option, all as shall be specified in the Participant's notice.

         (4) In granting any Option, the Committee may provide that such Option may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or Barrister a fully and duly endorsed agreement evidencing such Option and instructions signed by the Participant requesting Barrister to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise and (iii) the broker-dealer and the Participant have otherwise complied with all provisions of applicable law and have provided the Secretary of Barrister or other person that the Committee may designate any evidence of such compliance that the Committee may reasonably require.

         (5) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised. If the sale, transfer or other disposition by the Participant of such shares shall be limited or restricted pursuant to applicable law or agreement, the Committee shall have authority to cause a legend to be placed on such certificate setting forth or giving notice of such limitation or restriction.

         (6) During the lifetime of a Participant, each Option granted to the Participant shall be exercisable only by the Participant. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         (d)  LIMITATIONS ON GRANT OF INCENTIVE STOCK OPTIONS

         (1) The aggregate Fair Market Value (determined as of the date of grant of the related Options) of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary" of Barrister as such term is defined in Section 424 of the Code) shall not exceed $100,000. In the event that the aggregate Fair Market Value of shares of Common Stock with respect to such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by Regulations promulgated under the Code (or any other authority having the force of Regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such Regulations (and authority), or in the event such Regulations (or authority) require or permit a designation of the options which shall cease to constitute Incentive Stock Options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

         (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of Barrister or any of its "subsidiaries" (within the meaning of Section 424 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

         (e)  EFFECT OF TERMINATION OF EMPLOYMENT

         (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Disability, death, discharge without cause or retirement, Options granted to such Participant shall expire at the close of business on the date of such termination (except as otherwise provided herein); provided, however, that no Option shall be exercisable after the expiration of its term.

         (2) In the event that the employment of a Participant with the Company shall terminate on account of the Disability of the Participant, then (except as otherwise provided herein), (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however that no Option shall be exercisable after the expiration of its term; and provided further that no Option granted to such Participant shall be deemed to have been exercisable at the time of such termination if such Participant had not been employed by the Company for a period (A) of two years immediately preceding such termination in the case of Incentive Stock Options, or (B) as the Committee may specify in the case of Non-Qualified Stock Options.

         (3) In the event that the employment of a Participant with the Company shall terminate on account of the retirement of the Participant or discharge of the Participant without cause, then, except as otherwise provided herein, (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of three months after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however that no Option shall be exercisable after the expiration of its term; and provided, further that no Option granted to such Participant shall be deemed to have been exercisable at the time of such termination if such Participant had not been employed by the Company for a period (A) of two years immediately preceding such termination in the case of Incentive Stock Options, or
         (B) as the Committee may specify in the case of Non-Qualified Stock Options. Retirement as used herein shall mean a termination of employment upon attainment of such age as constitutes "normal retirement" age under any qualified retirement plan of the Company, or in the absence of any such retirement plan, pursuant to the Company's employment policies.

         (4) In the event that the employment of a Participant with the Company shall terminate on account of the death of the Participant, or in the event of the Participant's death within three months after termination of his employment in respect of any Options that have not at the time of death expired or terminated (whether or not by virtue of the termination of employment), then except as otherwise provided herein,
         (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of six months after such termination by the executors or administrators of the Participant or by any person who acquires the option from the Participant by bequest or inheritance, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however that no Option shall be exercisable after the expiration of its term; and provided, further that no Option granted to such Participant shall be deemed to have been exercisable at the time of such termination if such Participant had not been employed by the Company for a period (A) of two years immediately preceding such termination in the case of Incentive Stock Options, or
         (B) as the Committee may specify in the case of Non-Qualified Stock Options.

         (5) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

         (6) Anything in the preceding subparagraphs (1) through (4) to the contrary notwithstanding, the Committee may provide with respect to any Award of a Non-Qualified Stock Option that such Option shall not expire until such later time following termination of the Participant's employment as shall be specified by the Committee.

         (f)  ADDITIONAL FEATURES

         The Committee shall also have authority in connection with the grant of any award of or including an Option to determine that if payment of the exercise price with shares of Common Stock is approved, an additional number of Options of the same nature (i.e.

         Incentive Stock Options or Non-Qualified Stock Options) may be granted in an amount not exceeding the number of shares of Common Stock surrendered in payment (provided that the aggregate limit of Section 3 shall not be exceeded), exercisable at such price and upon such terms as the Committee shall establish or based upon any formula that the Committee may have established and that is otherwise in compliance with applicable provisions of this Plan.

         (g)  CANCELLATION

         Without limitation of any other provision relating to cancellation, termination or forfeiture of Options, the Committee shall have authority to cancel any unexercised Non-Qualified Stock Option upon the issuance of a replacement Option having an exercise price no greater than, covering a number of shares not less than, and that is first exercisable no later than, the cancelled Option. Any other Option may be cancelled with the Participant's written consent.

         (h)  LIMITATION ON TRANSFER OF CERTAIN OPTION SHARES

         Shares acquired pursuant to the exercise of an Option or portion thereof, by persons subject to Section 16(b) of the Exchange Act, shall not be sold or transferred for a period of six months after the date of grant.

7.       RESTRICTED STOCK

         The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by a written agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

         (a)  ISSUE DATE AND VESTING DATE

         At the time of the grant of shares of Restricted Stock, an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares shall be established. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Unless the Participant's employment with the Company shall have terminated prior thereto, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 7(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 7(b) hereof are satisfied, and except as provided in Sections 7(c) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 7(c) hereof shall cease to apply to such share.

         (b)  CONDITIONS TO VESTING

         At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified at the time of the grant of such shares, and that the Participant remain in the employ of the Company (subject to permissible exceptions if such employment is terminated upon death, Disability, or by the Company without cause) at the Vesting Date.

         (c) RESTRICTIONS ON TRANSFER PRIOR TO VESTING

         Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share shall be forfeited by the Participant and the transfer shall be of no force or effect.

         (d)  ISSUANCE OF CERTIFICATES

         (1) Except as provided in Section 7(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, Barrister shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that Barrister shall not cause to be issued such a stock certificate unless it has received from the Participant a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

         The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Barrister Information Systems Corporation 1999 Stock Incentive Plan and an Agreement entered into between the registered owner of such shares and Barrister Information Systems Corporation. A copy of the Plan and Agreement is on file in the office of the Secretary of Barrister Information Systems Corporation, 465 Main Street, Buffalo, NY 14203.

         Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

         (2) Each certificate issued pursuant to Section 7(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company, who may be an officer or employee of the Company. The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

         (e)  CONSEQUENCES UPON VESTING

         Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 7(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, Barrister shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such shares, free of the legend set forth in Section 7(d)(1) hereof, and the custodian referenced in
         Section 7(d)(2) hereof shall cause the legended certificate theretofore delivered to it to be delivered to the Secretary of Barrister, transfer agent or other appropriate person for cancellation.

          (f)  RIGHTS SUBJECT TO VESTING

         All issued shares of Restricted Stock shall be deemed to be issued and outstanding for purposes of dividends and/or distributions thereon in cash or property, and voting rights, until such time, if any, that a forfeiture or cancellation of such shares may occur pursuant to this Plan; provided, however that the Committee shall have the discretion to determine that any shares of Common Stock or other equity securities that are issued or distributed in respect of shares of Restricted Stock that have not vested shall be subject to the restrictions and vesting conditions applicable to such shares of Restricted Stock.

         (g)  EFFECT OF TERMINATION OF EMPLOYMENT

         (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause or the Participant's voluntary quit or resignation prior to the vesting of shares of Restricted Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or cancelled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed with respect to vesting of such shares pursuant to
         Section 7(b). Such proportion may be equal to zero. Subject to the first sentence of this paragraph, the Committee shall have authority to provide for different proportions that shall be applicable relating to different circumstances of termination.

         (2) In the event of the termination of a Participant's employment for Cause, or a voluntary quit or resignation by such Participant, all shares of Restricted Stock granted to such Participant that have not vested as of the date of such termination shall immediately be forfeited.

         (h)  LIMITATION ON THE TRANSFER OF RESTRICTED STOCK

         Whether or not such shares are subject to vesting requirements, Restricted Stock granted to persons subject to Section 16(b) of the Exchange Act shall not be sold or transferred for a period of six months after the date of grant.

8.       STOCK BONUSES

         The Committee may recommend the granting of Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for shares of Common Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid. Stock Bonuses granted to persons who are subject to Section 16(b) of the Exchange Act shall not be sold or transferred for a period of six months after the date of grant.

9.       BONUSES AND LOANS

         The Committee may grant, in connection with any grant of Restricted Stock or Stock Bonus, or upon the issuance or exercise of a Non-Qualified Stock Option, or at any time thereafter, a cash bonus payable not later than 120 days after the last day of the calendar year for which the Participant is required to recognize income for federal income tax purposes in connection with such grant, issue or exercise, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a cash bonus exceed the lesser of (i) the amount resulting from multiplying the amount of income to be so recognized by the Participant by such Participant's anticipated marginal federal income tax bracket (determined in such manner as is satisfactory to the Committee) or (ii) the amount resulting from multiplying the deduction that will accrue to the Company for federal income tax purposes by virtue of such grant, issue or exercise by the Company's anticipated marginal federal income tax bracket. The Committee may also in connection with any grant described in the first sentence of this Section 9, grant a loan for all or any part of a Participant's anticipated federal income tax liability as described above and/or, in the case of the exercise of an Option, all or part of the exercise price thereof. A cash bonus and/or a loan shall be subject to such conditions as the Committee shall determine at the time of the grant thereof, including without limitation, interest and repayment terms of loans.

10.      ADJUSTMENT UPON CHANGES IN COMMON STOCK

         (a) SHARES AVAILABLE FOR GRANTS

         In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Common Stock with respect to which Options, shares of Restricted Stock, and Stock Bonuses may be granted shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Common Stock with respect to which Options, shares of Restricted Stock and Stock Bonuses may be granted as the Committee may deem appropriate.

         (b) ADJUSTMENTS IN OUTSTANDING SHARES OF RESTRICTED STOCK

         The Committee may adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, to reflect any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as may be deemed appropriate to prevent the enlargement or dilution of rights of Participants under the grant. Any adjustment under any provision of this Section 10 with respect to Restricted Stock issued or to be issued pursuant to a Tandem Award shall also result in an appropriate adjustment in the number of Common Shares that is subject to a related Option.

         (c) OUTSTANDING OPTIONS, INCREASE OR DECREASE IN ISSUED SHARES WITHOUT CONSIDERATION

         Subject to any required action by the stockholders of Barrister, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by Barrister, the Committee shall proportionally adjust the number of shares of Common Stock subject to each outstanding Option, and the exercise price per share of Common Stock of each such Option.

         (d) OUTSTANDING OPTIONS - CERTAIN MERGERS

         Subject to any required action by the stockholders of Barrister, in the event that Barrister shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

         (e) OUTSTANDING OPTIONS - CERTAIN OTHER TRANSACTIONS
         In the event of (i) a dissolution or liquidation of Barrister, (ii) a sale of all or substantially all of Barrister's assets, (iii) a merger or consolidation involving Barrister in which Barrister is not the surviving corporation or (iv) a merger or consolidation involving Barrister in which Barrister is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall have the power to:

                  (i) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or Award was granted an amount in cash, for each share of Common Stock subject to such Option, equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or

                  (ii) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property for which such Option could if fully exercisable be exchanged and, incident thereto, make an equitable adjustment as determined upon the basis of a recommendation by the Committee in the exercise price of the option, or the number of shares or amount of property subject to the option.

         (f) OUTSTANDING OPTIONS - OTHER CHANGES

         In the event of any change in the capitalization of Barrister or corporate change other than those specifically referred to in Sections 10(c), (d) or (e) hereof, the Committee may make such adjustments in the number of shares subject to Options, outstanding on the date on which such change occurs and in the per share exercise price of each such Option, as is considered appropriate to prevent dilution or enlargement of rights.

         (g)  NO OTHER RIGHTS

         Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of Barrister or any other corporation. Except as expressly provided in the Plan, no issuance by Barrister of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Incentive Award or the exercise price of any Option.

11.      RIGHTS AS A STOCKHOLDER

         No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 10 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

12.      NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD

         Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

         No person shall have any claim or right to receive an Incentive Award hereunder. The granting of an Incentive Award to a Participant at any time shall neither require the grant of an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

13.      SECURITIES MATTERS

         (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, rules and regulations of governmental authorities and the requirements of any securities exchange on which shares of

         Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

         (b) The exercise of any Option granted hereunder shall only be effective at such time as the Company shall have determined (based upon the advice of counsel or otherwise) that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, rules and regulations of governmental authorities and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

14.      WITHHOLDING TAXES

         (a)      CASH REMITTANCE

         Whenever shares of Common Stock are to be issued upon the exercise of an Option, upon the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock, or upon the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the grant of a Cash Bonus, the Company shall have the right to withhold therefrom an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such grant.

         (b)      STOCK REMITTANCE

         At the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option, upon the occurrence of the Issue Date or the Vesting Date with respect to shares of Restricted Stock, or upon the grant of a Stock Bonus, in lieu of the remittance required by Section 14(a) hereof, the Participant may tender to the Company such number of shares of Common Stock (but not Restricted Stock) the Fair Market Value of which at the tender date the Committee determines to be, together with any cash to be remitted by such Participant, sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant.

         (c)      STOCK WITHHOLDING

         At the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option, upon the occurrence of the Issue Date or the Vesting Date with respect to shares of Restricted Stock, or upon the grant of a Stock Bonus, in lieu of the remittance required by Section 14(a) hereof, the Company may withhold a number of such shares the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant.

15.      AMENDMENT OF THE PLAN

         The Committee may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided however, that without approval of the stockholders no revision or amendment shall (i) except as provided in Section 10 hereof, increase the number of shares of Common Stock that may be issued under the Plan, (ii) materially increase the benefits accruing to individuals holding Incentive Awards granted pursuant to the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan; and provided further that no revision or amendment shall adversely affect any Incentive Award theretofore granted.

16.      NO OBLIGATION TO EXERCISE

         The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

17.      TRANSFERS UPON DEATH

         Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

18.      EXPENSES AND RECEIPTS

         The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

19.      FAILURE TO COMPLY

         In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the Agreement executed by such Participant evidencing an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee may determine.

20.      EFFECTIVE DATE AND TERM OF PLAN

         The Plan was adopted by the Board of Directors on June 29, 1999, subject to approval by the stockholders of Barrister at their next annual meeting during 1999 in accordance with applicable law and the requirements of Section 422 of the Code. No grants may be made under the Plan after December 31, 2008.


BARRISTER SYSTEMS INFORMATION CORPORATION



By   /s/  MARK C. DONADIO
     -----------------------
         Its Secretary

                    BARRISTER INFORMATION SYSTEMS CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR ANNUAL MEETING OF SHAREHOLDERS, SEPTEMBER 16, 1999


         The undersigned hereby appoints HENRY P. SEMMELHACK and MARK C. DONADIO as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Barrister Information Systems Corporation held of record by the undersigned on July 19,1999 at the Annual Meeting of Shareholders to be held on September 16, 1999, or any adjournments thereof, upon the matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting. THIS PROXY WILL BE VOTED FOR ELECTION OF THE DIRECTORS AND FOR ALL OTHER ITEMS, UNLESS A CONTRARY INSTRUCTION IS GIVEN, IN WHICH CASE IT WILL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTION.


          PLEASE FILL IN, DATE AND SIGN ON THE REVERSE SIDE AND RETURN
                    THIS PROXY IN THE ACCOMPANYING ENVELOPE.

                                PROXY BALLOT CARD
                    BARRISTER INFORMATION SYSTEMS CORPORATION
                                  COMMON STOCK


     [ ]  --------------------------          -------------------------------
               Account Number                           Common Stock

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION
         OF ALL THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2, 3, AND 4.

********************************************************************************

1.       ELECTION OF       FOR all nominees                    WITHHOLD
         DIRECTORS:        listed below (except                AUTHORITY to vote
                           as marked to the             for all nominees listed
                           contrary below)

                                [ ]                              [ ]

         Class II: Henry P. Semmelhack, James D. Morgan, Richard P. Beyer, Warren E. Emblidge, Jr.

         WITHHOLD AUTHORITY to vote for the following nominees only (write name(s)):

********************************************************************************
2. TO APPROVE THE ISSUANCE OF 2,500,000 SHARES OF COMMON STOCK, $.24 PAR VALUE PER SHARE, ON CONVERSION OF THE OUTSTANDING SHARES OF SERIES E PREFERRED STOCK OF THE COMPANY WHICH WERE ISSUED AS CONSIDERATION FOR THE PURCHASE OF THE ASSETS OF ICON TECHNOLOGY, LLC PURSUANT TO AN ASSET PURCHASE AGREEMENT DATED JANUARY 15, 1999.

             FOR              AGAINST                          ABSTAIN
             [ ]                [ ]                              [ ]

********************************************************************************
3.       TO APPROVE THE COMPANY'S 1999 STOCK INCENTIVE PLAN.

             FOR              AGAINST                          ABSTAIN
             [ ]                [ ]                              [ ]

********************************************************************************
4. RATIFICATION OF SELECTION OF KPMG LLP, Independent auditors for the current fiscal year ending March 31, 2000.

             FOR              AGAINST                          ABSTAIN
             [ ]                [ ]                              [ ]

********************************************************************************

 [                   ]       Please sign here exactly as name appears to left.

                             Dated:  ______________________, 1999

[                    ]       ___________________________________________________
                             Signature of Shareholder

                             ___________________________________________________
                             Signature of Shareholder
                             Persons signing in a representative capacity should indicate their capacity.